ANNUAL REPORT
OCTOBER 31, 2000

[COVER GRAPHIC OMITTED: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

     GALAXY TAXABLE BOND FUNDS

     GALAXY FUNDS

                Galaxy Short-Term Bond Fund

                Galaxy Intermediate Government Income Fund

                Galaxy Corporate Bond Fund

                Galaxy High Quality Bond Fund


                                 [GRAPHIC OMITTED: GALAXY LOGO]
                                                                GALAXY
                                                                FUNDS

Chairman's Message

[BEGIN SIDEBAR]

MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF OR GUARANTEED BY, ANY BANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
         AMOUNT INVESTED

[END SIDEBAR]

Dear Shareholder:


     Enclosed is the annual report for the Galaxy Taxable Bond Funds for the fiscal year ended October 31, 2000. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. The Market Overview is followed by individual reviews for the Galaxy Taxable Bond Funds that describe how Fleet Investment Advisors Inc. ("FIA") managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 2000 appear at the end of the report.

     In the wake of continued economic strength that threatened higher inflation, the Federal Reserve (the "Fed") raised short-term interest rates by 125 basis points (1.25%) during the first part of the reporting period. Besides pushing bond yields higher, the hikes in short-term rates eventually caused economic growth to slow enough to keep inflation at bay. With slower growth, and the prospect of reduced supplies of Treasury issues, bond yields moved lower for most of the second half of the period. In the meantime, volatility increased for both stocks and bonds. While such volatility can be unnerving, even for experienced investors, short-term fluctuations are quite normal and should not deter you from the asset allocation strategy you've set to meet long-term financial goals.

     The Galaxy Funds have taken several steps to help you reach those goals. With the completion of the reorganization of the Boston 1784 Funds into the Galaxy Funds in June 2000, you now have a broader range of funds from which to choose in diversifying your portfolio. As assets from the Boston 1784 Funds were transferred to existing Galaxy Funds in connection with the reorganization, FIA made the portfolio adjustments necessary in seeking to achieve each Fund's investment objective. In implementing such adjustments, FIA sought to make the most of current market conditions and to maximize each Fund's returns.

     Going forward, Keith Banks, FIA's new Chief Investment Officer, will oversee the portfolio management of the Galaxy Taxable Bond Funds and other funds in the Galaxy family. Mr. Banks was the former managing director and head of U.S. equities for J.P. Morgan Investment Management.

     If you would like to know more about the expanded array of Galaxy Funds, or you have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You may also consult your financial advisor.


      Sincerely,

      /S/ SIGNATURE  DWIGHT E.VICKS, JR.

      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

MARKET OVERVIEW

[BEGIN SIDEBAR]

"IMPROVING UPON AN ANNUALIZED RATE OF 5.5% FOR THE THIRD QUARTER OF 1999, THE GROSS DOMESTIC PRODUCT ("GDP"), WHICH MEASURES THE OUTPUT OF U.S. GOODS AND SERVICES, GREW BY 7.3% IN THE FOURTH QUARTER."

[END SIDEBAR]

BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
     Concerned that strong growth would cause higher inflation that could eventually halt the current economic expansion, the Fed imposed hikes in short-term interest rates totaling 125 basis points over the 12 months ended October 31, 2000, to achieve a "soft landing" for the economy. Bond yields moved higher through mid-January of 2000, causing bond prices to fall. Signs of slower growth then combined with reduced supplies of Treasury issues to force a substantial drop in yields. By the end of the reporting period, long-term Treasury yields were about 40 basis points lower than when the period began.
     During this time, we adjusted the mix of maturities in the Galaxy Taxable Bond Funds to make the most of shifting yields. This strategy, plus a focus on higher quality investments, helped enhance the Funds' total returns.

MULTIPLE RATE HIKES
     When the reporting period started on November 1, 1999, the yield for 30-year Treasury bonds was 6.16%, and the annual rate of "headline" inflation was about 2.6%. Improving upon an annualized rate of 5.5% for the third quarter of 1999, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, grew by 7.3% in the fourth quarter.
     Finding that two earlier hikes in short-term rates had not yet caused growth to slow, the Fed raised rates another 25 basis points on November 16. With expectations for further rate increases, long-term Treasury yields reached 6.48% by December 31, 1999.
     As growth remained a relatively strong 4.8% in the first quarter of 2000, upward pressure on inflation from tight employment and rising energy costs forced the Fed to impose additional rate hikes of 25 basis points each in February and March. Following the announcement by the U.S. Treasury in mid-January that it would buy back its long-term debt, which increased investor demand for these securities, intermediate- and long-term Treasury yields began falling from a high of 6.74%. By spring, the Treasury yield curve became "inverted" (with short-term yields higher than long-term yields) for the first time in nearly 10 years.
     Yields for long-term corporate bonds and issues of U.S. government agencies remained relatively high, however, causing these sectors to underperform. The widening in corporate yield spreads was partly a response to volatility in stock prices and a potential for deterioration in corporate credit quality. Corporate underperformance was particularly notable among lower-rated issues.
     As growth remained a robust 5.6% in the second quarter of 2000, the Fed raised short-term rates another 50 basis points in May. Growth then slowed to an estimated rate of 2.7% in the third quarter, which allowed the Fed to put further rate hikes on hold. After rising sharply in April and May, in anticipation of additional Fed action, bond yields fell into September. After a brief rise at the end of the third quarter, yields retreated again throughout October. When the reporting period ended, the yield for 30-year Treasuries stood at 5.78%.
     In a reverse of first-quarter trends, short-term issues outperformed longer maturities in the second quarter. By the third quarter, short- and long-term yields had returned to a more typical relationship. After outperforming Treasury bonds during the third quarter, on anticipation of an economic soft landing, corporates underperformed in October - as rising energy prices, a weak euro, and signs of a more significant slowdown in the economy raised concerns about corporate earnings.

FOCUS ON QUALITY
     In this market climate, the Galaxy Taxable Bond Funds benefited from an increased emphasis on Treasury issues and higher-quality corporate bonds. When we took profits in Treasuries during the reporting period to seize special opportunities in corporates, we focused on top-rated issues in industries that have traditionally been less vulnerable to a slowdown in growth. Strong yields from asset-backed and mortgage-backed securities further enhanced the Funds' total returns.
     Shareholders also benefitted from adjustments in the maturity structures of the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and the Galaxy High Quality Bond Fund that let us make the most of changing yields. The use of shorter maturities inthese portfolios helped to stabilize share prices while rates were rising. The Galaxy Intermediate Government Income Fund and the Galaxy High Quality Bond Fund further benefitted from carefully-timed additions of intermediate- and long-term issues.

[BEGIN SIDEBAR]

"IF THE FED BELIEVES GROWTH IS UNDER CONTROL, IT MAY SOON END THE LATEST CYCLE OF RATE HIKES. "

[END SIDEBAR]

MODERATE GROWTH AND INFLATION AHEAD
     Although it took more time for economic growth to slow than the Fed had hoped, it is clear that a slowdown has occurred and may even last longer than expected. We believe growth will remain healthy, however, with an increase in GDP of 3.0% to 3.5% for 2001.
     If the Fed believes growth is under control, it may soon end the latest cycle of rate hikes. Although inflation has been as high as 3.7% in the past 12 months, and a tight labor market is keeping upward pressure on wages, continued gains in productivity combined with slower growth should help inflation stay within acceptable limits.
     In this environment, bond yields could edge lower and the yield curve should continue to move to its more typical shape. As we look for maturities that offer the best value, we plan to remain focused on U.S. government securities and top-rated corporate issues.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS - RETAIL A SHARES*
                                                                  10 YEARS/
AS OF OCTOBER 31, 2000             1 YEAR    3 YEARS   5 YEARS  LIFE OF FUND***
-------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)           1.84%    3.53%      4.17%       4.68%
-------------------------------------------------------------------------------
Intermediate Government
Income Fund**
(INCEPTION DATE 9/1/88)             3.03     3.60       4.34        6.47
-------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 12/14/90)           3.02     3.43       4.54        6.72
-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS - PRIME A SHARES*
-------------------------------------------------------------------------------
AS OF OCTOBER 31, 2000             1 YEAR    3 YEARS   5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)            1.93%     N/A        N/A       (0.41)%
-------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS - TRUST SHARES
                                                                  10 YEARS/
AS OF OCTOBER 31, 2000             1 YEAR    3 YEARS   5 YEARS  LIFE OF FUND***
-------------------------------------------------------------------------------

Short-Term Bond Fund
(INCEPTION DATE 12/30/91)           6.04%    5.12%      5.21%       5.30%
-------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 9/1/88)             7.29     5.22       5.34        6.92
-------------------------------------------------------------------------------
Corporate Bond Fund
(INCEPTION DATE 12/12/94)           5.69     4.53       5.22        6.75
-------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 12/14/90)           7.27     4.93       5.51        7.24
-------------------------------------------------------------------------------


* Return figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Return figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge.
** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.
*** Return figures shown are average annual total returns for the 10 years ended October 31, 2000 for the Intermediate Government Income Fund and for the period from inception through October 31, 2000 for the Short-Term Bond, Corporate Bond and High Quality Bond Funds.

PERFORMANCE AT-A-GLANCE



AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES**
                                   1 YEAR            1 YEAR           3 YEAR           3 YEAR       LIFE OF FUND    LIFE OF FUND
                                  RETURNS            RETURNS         RETURNS          RETURNS         RETURNS         RETURNS
                                   BEFORE             AFTER           BEFORE            AFTER          BEFORE           AFTER
                                 CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT      CONTINGENT      CONTINGENT
                                  DEFERRED          DEFERRED         DEFERRED         DEFERRED        DEFERRED        DEFERRED
AS OF                           SALES CHARGE      SALES CHARGE     SALES CHARGE     SALES CHARGE    SALES CHARGE    SALES CHARGE
OCTOBER 31, 2000                  DEDUCTED          DEDUCTED*        DEDUCTED         DEDUCTED*       DEDUCTED        DEDUCTED*
---------------------------------------------------------------------------------------------------------------------------------
Short-Term
Bond Fund
(INCEPTION DATE 3/4/96)            5.02%             0.02%            4.14%            3.22%            4.19%           4.01%
---------------------------------------------------------------------------------------------------------------------------------
Intermediate
Government
Income Fund
(INCEPTION DATE 11/1/98)           6.22              1.22              N/A              N/A             2.14            0.27
---------------------------------------------------------------------------------------------------------------------------------
High Quality
Bond Fund
(INCEPTION DATE 3/4/96)            6.37              1.37             4.14             3.24             4.52            4.34
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS - PRIME B SHARES**
                                1 YEAR           1 YEAR         LIFE OF FUND      LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT
AS OF                       DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES
OCTOBER 31, 2000            CHARGE DEDUCTED CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*
--------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)         6.41%            1.41%             1.35%            (0.49)%
--------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS - BKB SHARES
AS OF OCTOBER 31, 2000                    LIFE OF FUND(DAGGER)
--------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 6/19/00)                         2.94%
--------------------------------------------------------------
Intermediate Government Income Fund
(INCEPTION DATE 6/19/00)                         3.30
--------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 6/19/00)                         3.43
--------------------------------------------------------------

(DAGGER) Unannualized total returns.
*        As if shares were redeemed at end of period.
** Retail B Shares and Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and Prime B Shares automatically convert to Prime A Shares after eight years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES AND/OR THE ADMINISTRATOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

PORTFOLIO REVIEWS

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                                GALAXY
                                FUNDS

[BEGIN SIDEBAR]

THE TAXABLE BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS, INC. MANAGES THE SHORT-TERM BOND FUND.

[END SIDEBAR0

GALAXY SHORT-TERM BOND FUND

BY THE TAXABLE BOND PORTFOLIO
MANAGEMENT TEAM
     As interest rates and yields fluctuated in the past 12 months, we employed a relatively defensive investment strategy for the Galaxy Short-Term Bond Fund that helped to increase its yield while protecting the price of Fund shares. For the 12 months ended October 31, 2000, the Fund's Trust Shares earned a total return of 6.04% and its Retail A Shares had a total return of 5.76% before deducting the 3.75% maximum front-end sales charge. Over the same time, the Fund's Retail B Shares had a total return of 5.02% before deducting the maximum 5.00% contingent deferred sales charge. For the period June 19, 2000 (date of initial issuance) through October 31, 2000, BKB Shares of the Fund had a total return of 2.94%. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)
     During this 12-month period, the average short-term bond fund tracked by Lipper Inc. ("Lipper") earned a total return of 5.76%, and the Lehman Brothers One-to-Three-Year Government Bond Index had a total return of 6.13%.
     On October 31, 2000, when the reporting period ended, the Fund's portfolio had an average maturity near that of its benchmark, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 5.91%. On the same date, Retail A Shares of the Fund had a 30-day SEC annualized yield of 5.43%, Retail B Shares had a 30-day SEC annualized yield of 4.88%, and BKB Shares had a 30-day SEC annualized yield of 5.94%.

CONTINUED EMPHASIS ON QUALITY
     Anticipating a possible year-end flight to quality, we had increased the Fund's position in Treasuries before the reporting period began. This increased emphasis on quality benefited Fund returns in the final months of 1999, as rising interest rates and concerns about potential Y2K computer problems made bond prices more volatile. Of further help were a relatively strong position in cash investments and a maturity structure that was somewhat shorter than that of the Fund's market benchmark.
     The overweighted Treasury position further improved total returns in the first months of 2000, when the sector outperformed. As interest rates continued to rise, which tends to dampen home-loan prepayments, the Fund's investments in mortgage-backed securities also enhanced total returns. Of added help was our continued emphasis on investments with very short maturities, whose prices tend to be less sensitive to rising interest rates.
     When the prices for corporate bonds and issues of U.S. government agencies became more attractive, we increased positions in these sectors. Some of these issues were floating-rate securities, which enhanced the effect of rising yields. Once slower growth became more likely, we trimmed corporates somewhat and generally increased the Fund's emphasis on longer maturities to lock in yield and increase potential price gains if yields should fall.
     As rates edged lower in the final months of the reporting period, these strategies and the extra yield from mortgage-backed and asset-backed securities improved returns. We further increased investments in mortgages, which remained relatively attractive, while adding selectively to the asset-backed and corporate sectors.

POSITIONED FOR SLOWER GROWTH
     With slower growth likely to favor bonds with good credit quality, we plan to stay focused on better-rated issues. The Fund remains slightly overweighted in Treasury securities and agencies versus our typical investment strategy, and somewhat underweighted in corporate issues. Within the corporate sector, we continue to emphasize higher-quality debt with good liquidity. Because we believe yields could still move lower, we have given greater attention to fixed-rate securities.

PORTFOLIO REVIEWS

[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY SHORT-TERM BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                    34%
CERTIFICATE OF DEPOSIT                                                     2%
CORPORATE NOTES AND BONDS                                                 37%
MUNICIPAL SECURITIES                                                       4%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES                               17%
FOREIGN BOND, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES      6%

[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY SHORT-TERM BOND FUND
GROWTH OF $10,000 INVESTMENT*

            LEHMAN BROTHERS      GALAXY         GALAXY        GALAXY        GALAXY
           ONE TO THREE YEAR   SHORT-TERM     SHORT-TERM    SHORT-TERM    SHORT-TERM
              GOVERNMENT        BOND FUND      BOND FUND     BOND FUND     BOND FUND
              BOND INDEX     RETAIL A SHARES TRUST SHARES RETAIL B SHARES BKB SHARES
12/30/91         10000            9625           10000
12/30/92         10542            10521          10521
12/30/93         11150            11256          11256
12/30/94         11280            11179          11181
12/30/95         12276            12216          12249         10000
12/30/96         13010            12302          12850         10212
12/30/97         14055            12995          13592         10721
10/31/98         15113            13829          14501         11336
10/31/99         15562            14164          14888         11335
6/19/2000        15732            14592          15363         11727         10000
10/31/2000       16516            14980          15787         12012         10294

* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION
  ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKB SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE LEHMAN BROTHERS ONE TO THREE YEAR GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[PHOTO OMITTED]

[BEGIN SIDEBAR]

MARIE SCHOFIELD BECAME MANAGER OF THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND IN DECEMBER OF 1996. SHE HAS MANAGED FIXED-INCOME INVESTMENTS SINCE 1975.

[END SIDEBAR]

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER
     As bond yields trended lower over the past year, the Galaxy Intermediate Government Income Fund benefited from a maturity structure that gave extra attention to longer-term issues, which enhanced the Fund's income and price gains. Of further help was a lighter weighting in the underperforming corporate sector.
     With these strategies, the Fund's Trust Shares had a total return of 7.29% for the 12 months ended October 31, 2000. Over the same time, the Fund's Retail A Shares had a total return of 7.01% before deducting the maximum 3.75% front-end sales charge and its Retail B Shares had a total return of 6.22% before deducting the maximum 5.00% contingent deferred sales charge. For the period June 19, 2000 (date of initial issuance) through October 31, 2000,
BKB Shares of the Fund had a total return of 3.30%. (Please see the chart on page 3 for total returns after deducting the front-end charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)
     Those total returns compare with a return of 6.29% for the average intermediate government bond fund tracked by Lipper, a total return of 6.46% for the Lehman Brothers Intermediate Government/Credit Bond Index and a total return of 7.30% for the Lehman Brothers Aggregate Bond Index. As of October 31, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.90%, its Retail A Shares had a 30-day SEC annualized yield of 5.39%, its Retail B Shares had a 30-day SEC annualized yield of 4.84%, and its BKB Shares had a 30-day SEC annualized yield of 5.79%.

INCREASED HOLDINGS IN LONG-TERM TREASURIES
     As the fiscal year began, the Fund's investments were about one-half year longer in duration than that of the its benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index. We were also using a barbell structure that gives added emphasis to both long and short maturities. This allowed the Fund to benefit from the higher yields available in long maturities, with the shorter maturities serving to stabilize Fund valuation as yields continued to rise. Because corporates had performed well in recent months, but were vulnerable to an expected economic slowdown as the Fed continued to tighten monetary policy, we took profits and increased investments in Treasuries and government agencies.
     We further increased Treasuries early in the first quarter of 2000, primarily in longer-term issues, and extended the Fund's duration to three-quarters of a year long or about 118% of the average duration of its benchmarks. This strategy significantly improved total returns as Treasuries,

PORTFOLIO REVIEWS

especially long-term Treasuries, rallied in the weeks that followed. The commencement of Treasury buybacks in the first quarter coincided with the peak in yields as investors realized the supply of long-term risk-free Treasury assets was set to decline dramatically due to growing budget surpluses. The scramble for these issues drove long yields down and resulted in the first inverted yield curve in ten years, which left short-term rates higher than long-term rates.
     The barbell structure and extended duration resulted in significant outperformance for the Fund in the first half of the year. Further helping returns was the Fund's underweighted position in corporates and triple-B issues (versus the benchmarks). As yields continued to fall in the second quarter, duration was shortened to about one-quarter year long versus the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index or about 106% of the benchmarks. Inflation measures were under pressure this year with headline inflation increasing about 1% to 3.5% and core inflation up 0.5% to 2.5% over last year. As a result, "real yields" looked less attractive as they fell below 3%, a major consideration in our decision to shorten duration.

A SHIFT IN MATURITIES
     An increase in weightings for Treasuries and other government issues occurred due to the acquisition of investments in connection with the Boston 1784 Funds reorganization. To maintain proper diversification, we reduced the Fund's overweight in these sectors and increased the allocation to both the mortgage and corporate sectors. The Fund benefited from these additions as the corporate sector outperformed in the third quarter. The maturity structure was also shifted during this time by reducing the barbell orientation and increasing the emphasis on intermediate maturities. Here, the Fund benefited from a pick up in yield, as we moved into higher yielding securities due to the inverted yield curve. As a result, the Fund's duration was shortened further, remaining slightly long at 103% of the duration of the benchmarks.
     The unfolding economic slowdown will allow the yield curve to shift to a more normal shape with short and intermediate rates falling more than long rates. In conjunction with this expectation, we expect to move increasingly into a more bulleted structure. Depending upon the speed and magnitude of the slowdown, the Fed may be forced to remove the tightening bias and at some point ease monetary policy, possibly during the first half of the year. Until such time, we will maintain the Fund's duration slightly long to the benchmarks and concentrate exposure in the highest quality sectors.

[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                   49%
CORPORATE NOTES AND BONDS                                                12%
ASSET-BACKED SECURITIES                                                   9%
MORTGAGE-BACKED SECURITIES                                               27%
FOREIGN BONDS, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES    3%


[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                                   LEHMAN BROTHERS         GALAXY              GALAXY             GALAXY              GALAXY
                                    INTERMEDIATE        INTERMEDIATE        INTERMEDIATE       INTERMEDIATE        INTERMEDIATE
               LEHMAN BROTHERS       GOVERNMENT/         GOVERNMENT          GOVERNMENT         GOVERNMENT          GOVERNMENT
                  AGGREGATE            CREDIT            INCOME FUND         INCOME FUND        INCOME FUND         INCOME FUND
                 BOND INDEX          BOND INDEX        RETAIL A SHARES      TRUST SHARES      RETAIL B SHARES        BKB SHARES
9/1/88              10000               10000               10000               10000
9/1/88              10200               10312               10390               10390
9/1/89              11190               11399               11451               11451
9/1/90              11896               12240               11687               11687
9/1/91              13777               13933               13482               13482
9/1/92              15132               15326               14958               14958
9/1/93              16928               16850               16014               16014
9/1/94              16307               16524               15307               15310
9/1/95              18859               18596               17274               17329
9/1/96              19961               19866               17221               18022
9/1/97              21736               21582               18483               19376
10/31/98            23766               23548               19721               20732              10000
10/31/99            23892               23781               20046               21038              9353
6/19/2000           25759               24200               20776               21841              9756                10000
10/31/2000          25636               25317               21451               22572              10053               10330

* SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION
  ON 11/1/98 FOR RETAIL B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKB SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[PHOTO OMITTED]

[BEGIN SIDEBAR]
DAVID LINDSAY HAS MANAGED THE GALAXY CORPORATE BOND FUND SINCE ITS INCEPTION IN DECEMBER OF 1994. HE HAS MANAGED OTHER FIXED-INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1986.
[END SIDEBAR]


GALAXY CORPORATE BOND FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER
     Although economic growth remained strong for most of the 12 months ended October 31, 2000, investors became increasingly concerned that an eventual slowdown in growth would hurt corporate earnings. This, plus a federal budget surplus that reduced supplies of government debt, helped Treasury bonds outperform corporate securities for most of the reporting period.
     With investors concerned about the economy, corporates with higher credit quality outpaced lower-quality issues. By adding holdings in government debt and emphasizing higher-quality corporates in sectors that would be less vulnerable to a slowdown in growth, we helped the Galaxy Corporate Bond Fund perform well versus its market benchmark and funds with similar investment objectives.
     During the 12-month reporting period, Trust Shares of the Galaxy Corporate Bond Fund earned a total return of 5.69%. That compares to total returns of 5.84% for the average intermediate investment-grade bond fund tracked by Lipper and 6.46% for the Lehman Brothers Intermediate Government/Credit Bond Index. At the end of the period the Fund's Trust Shares had a 30-day SEC annualized yield of 6.18%.

FOCUS ON QUALITY AIDS TOTAL RETURNS
     With strong growth at the start of the reporting period, corporate bonds, especially lower-quality issues, performed well against Treasuries. The Fund's substantial position in Yankee bonds, which also outperformed, helped offset the effect of an overweighting in higher-quality corporates at this time. (Yankee bonds are dollar-denominated obligations issued in the U.S. by foreign entities.) Expecting higher interest rates to slow economic growth and corporate earnings, we traded some corporates for Treasury bonds, issues of U.S. government agencies, and additional Yankee bonds.
     This strategy, and our continued emphasis on higher-quality corporates, proved beneficial during the first months of 2000, when the demand for higher-quality bonds increased. These positives also offset an emphasis on shorter- and intermediate-term bonds, which underperformed longer-term issues.
     In the spring, when the prices for corporate bonds had become quite attractive, we traded some of the Fund's Treasury holdings for bonds of industrial and telecommunications firms, whose earnings would likely be less sensitive to a further rise in interest rates. We also reduced exposure to the interest-sensitive financial sector at this time. Because a lowered risk of home loan prepayments had made mortgage-backed securities relatively expensive, we did not replace those that had paid down.
     As expectations for an economic "soft landing" helped corporates outperform in the third quarter of 2000, higher-quality corporates continued to outpace lower-quality issues. We made further reductions in the debt of financial firms and traded issues from the retail group and other sectors that could be vulnerable to slower growth for issues of energy, utility, metal, and technology firms. When corporate prices became less attractive, we added investments in Treasuries. This benefited total returns in the final month of the reporting period, when Treasuries again outperformed. At the end of the period, we were trading positions in the telecommunications and food sectors for issues of capital goods, consumer product, and banking firms.

PREPARED FOR SLOWER GROWTH
     Our continued emphasis on Treasuries and high-quality corporates should further benefit Fund returns as growth slows further. The reduction in issues of financial firms and increased debt from sectors that are less sensitive to a slowdown (such as the utility and industrial groups) should also aid Fund performance. There should be additional benefit from a larger position in Yankee bonds, which could outperform if foreign economies do better relative to U.S. growth, as we expect.

PORTFOLIO REVIEWS

[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY CORPORATE BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

FOREIGN BOND, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES     2%
CORPORATE NOTES AND BONDS                                                68%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                   24%
ASSET-BACKED SECURITIES                                                   6%


[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY CORPORATE BOND FUND
GROWTH OF $10,000 INVESTMENT*

               LEHMAN BROTHERS
                INTERMEDIATE           GALAXY
                 GOVERNMENT/          CORPORATE
                   CREDIT             BOND FUND
                 BOND INDEX         TRUST SHARES
12/12/94            10000               10000
12/12/95            10967               11385
12/12/96            11658               11954
12/12/97            12665               12858
10/31/98            15113               14011
10/31/99            15263               13896
10/31/2000          16249               14686

* SINCE INCEPTION ON 12/12/94 THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


[PHOTO OMITTED]

[BEGIN SIDEBAR]

MARIE SCHOFIELD HAS MANAGED THE GALAXY HIGH QUALITY BOND FUND SINCE MARCH OF 1996. SHE HAS MANAGED FIXED-INCOME INVESTMENTS SINCE 1975.
[END SIDEBAR]



GALAXY HIGH QUALITY BOND FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER
     At a time when investors favored government bonds and corporate issues with top credit ratings, the Galaxy High Quality Bond Fund benefited from its focus on these sectors. Adjustments in the Fund's maturity structure that made the most of changing yields further enhanced total returns and helped the Fund outperform for the 12 months ended October 31, 2000.
     The Fund's Trust Shares earned a total return of 7.27% for the 12 months ended October 31, 2000. Over the same time, the Fund's Retail A Shares had a total return of 7.04% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 6.37% before deducting the maximum 5.00% contingent deferred sales charge. For the same reporting period, the Fund's Prime A Shares had a total return of 7.00% before deducting the maximum 4.75% front-end sales charge and its Prime B Shares had a total return of 6.41% before deducting the maximum 5.00% contingent deferred sales charge. For the period June 19, 2000 (date of initial issuance) through October 31, 2000, BKB Shares of the Fund had a total return of 3.43%. (Please see the charts on page 3 for total returns after deducting the applicable front-end charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)
     Over the same 12-month period, the average A-rated corporate bond fund tracked by Lipper had a total return of 5.52% for the 12-month period, and the Lehman Brothers Government/Credit Bond Index had a total return of 8.78%.
     On October 31, 2000, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.07%, and its Retail A Shares had a 30-day SEC annualized yield of 5.57%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 5.15%, its Prime A Shares had a 30-day SEC annualized yield of 5.72%, its Prime B Shares had a 30-day SEC annualized yield of 5.11%, and its BKB Shares had a 30-day SEC annualized yield of 6.01%.

PORTFOLIO REVIEWS

GREATER ATTENTION TO QUALITY
     At the start of the reporting period in November 1999, the maturities of investments in the Fund's portfolio were about three-quarters of a year longer than the maturity represented by the Fund's benchmark or about 114% of benchmark duration. During that time, we employed a barbell structure, which overweights both long and short maturities at the expense of intermediate maturities. This structure performs well in a flattening yield curve environment where short rates rise more than long rates. This can occur as the Fed continues to hike short-term interest rates and tighten monetary policy in order to cool the economy. We took profits in corporates as the year closed due to our expectation that rate hikes, together with rising energy prices and labor costs, would begin to erode profit margins and lead to some deterioration in credit quality as the economy slowed. As a result, our allocation to Treasuries continued to grow in December and January, especially investments in longer-term issues, which left the Fund's duration nearly one year long to that of its benchmark, the Lehman Brothers Government/Credit Bond Index, or about 118% of benchmark duration.
     While the Fed continued to tighten monetary policy by raising the overnight Fed funds rate, long-term rates began to decline. The commencement of Treasury buybacks in the first quarter coincided with the peak in yields as investors realized the supply of long-term risk-free Treasury assets was set to decline dramatically due to growing budget surpluses. The resulting buying frenzy, in addition to extremely depressed sentiment levels, was the driving force behind the climactic move to lower yields throughout the first half of the year. This caused the yield curve to invert for the first time in ten years, leaving short-term rates higher than long-term rates.
     The barbell structure and long duration positioning resulted in significant outperformance for the Fund in the first half of the reporting period. Further helping returns was our neutral weighting in corporates and underweighting in triple-B rated issues. Risk premiums in the corporate sector widened in sympathy with equity market volatility and a possible turn in the credit cycle. This was most evident in lower quality issues where rising default ratios and downgrades sapped investor enthusiasm. The Fund's overall higher quality and liquidity orientation certainly contributed to the attractive relative performance. With the decline in yields, duration positioning was reduced in the second quarter to about one-quarter year longer than that of the benchmark or about 106% of the benchmark. Inflation measures were under pressure this year with headline inflation up about 1% to 3.5% and core inflation up 0.5% to 2.5% over last year. As a result, "real yields" looked less attractive as they fell below 3%, a major consideration in our decision to shorten.

A CHANGE IN MATURITY STRUCTURE
     An increase in weightings for government issues and mortgages and a further shortening of the duration position occurred due to the acquisition of investments in connection with the Boston 1784 Funds reorganization. To keep the Fund properly diversified, we reduced the Fund's position in governments and increased the allocation to intermediate-term corporates and triple-A rated asset-backed issues. This proved beneficial in the third quarter, when these sectors outperformed. The Fund's maturity structure also shifted from a barbell orientation to a laddered structure with emphasis on intermediate maturities where we felt relative value was greatest. The Fund's duration was held just slightly longer than that of its benchmark. This re-positioning was a result of our expectation that the Fed tightening cycle was ending and economic growth would slow in the second half of the year. This would allow short and intermediate rates to fall (relative to long rates) and reverse some of the yield curve inversion.
     We expect to move increasingly into a more bulleted structure, as the economic slowdown takes hold and rates fall further. As the fiscal year ended, we again scaled back the Fund's corporate positions and moved into intermediate government agencies and Treasury strips. At some point, probably in the first part of next year, the Fed's monetary policy may be eased should economic growth fall below acceptable levels. Until that time, the Fund's duration will be held slightly long to the benchmark and its portfolio will be concentrated in the highest quality segments of the bond market.

PORTFOLIO REVIEWS

[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

MORTGAGE-BACKED SECURITIES                                               15%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                   42%
CORPORATE NOTES AND BONDS                                                29%
ASSET-BACKED SECURITIES                                                   9%
FOREIGN BONDS, REPURCHASE AGREEMENT & NET OTHER ASSETS AND LIABILITIES    5%


[GRAPHIC OMITTED:  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

GALAXY HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

              LEHMAN BROTHERS     GALAXY HIGH       GALAXY HIGH       GALAXY HIGH       GALAXY HIGH     GALAXY HIGH     GALAXY HIGH
                GOVERNMENT/         QUALITY           QUALITY           QUALITY           QUALITY         QUALITY         QUALITY
                  CREDIT           BOND FUND         BOND FUND         BOND FUND         BOND FUND       BOND FUND       BOND FUND
                BOND INDEX       RETAIL A SHARES    TRUST SHARES    RETAIL B SHARES   PRIME A SHARES   PRIME B SHARES    BKB SHARES
12/14/90           10000             9625              10000
12/14/91           13517             10590             11003
12/14/92           14939             11684             12139
12/14/93           16975             13573             14037
12/14/94           16188             12490             12859
12/14/95           18803             14797             15259             10000
12/14/96           19817             15424             15939             10114
12/14/97           21563             16691             17271             10881
10/31/98           23779             18247             19084             11940             9524            10000
10/31/99           23623             17762             18602             11362             9269            9197
6/19/2000          19575             18379             19272             11809             9590            9588            10000
10/31/2000         25307             19012             19955             12192             9918            9903            10343


* SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION
  ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A AND PRIME B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKB SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% AND 4.00%, RESPECTIVELY, CONTINGENT DEFERRED SALES CHARGES (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH AND SECOND YEARS AFTER PURCHASE, RESPECTIVELY), AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

SHAREHOLDER SERVICES

[BEGIN SIDEBAR]

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."

[END SIDEBAR]

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

YOUR FINANCIAL ADVISOR

Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or if you have any questions about your account.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

-----------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS.
SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PROVIDENT DISTRIBUTORS, INC., MEMBER NASD AND SIPC.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


   PAR VALUE                                             VALUE
  ----------                                           ---------



CORPORATE NOTES AND BONDS - 36.94%


                FINANCE - 9.28%

 $6,675,000     Donaldson Lufkin &
                Jenrette, Inc., MTN
                5.63%, 02/15/16..................  $   6,583,219
    420,000     Equitable Cos., Inc.
                6.75%, 12/01/00..................        419,702
  2,000,000     IBM Credit Corp., MTN
                7.00%, 01/28/02..................      2,010,000
  1,000,000     National Rural Utilities
                Cooperative
                Finance Corp.
                7.38%, 02/10/03..................      1,012,500
  1,500,000     Wells Fargo & Co.
                6.86%, 09/15/01 (B)..............      1,502,940
                                                   -------------
                                                      11,528,361
                                                   -------------

                AUTOMOBILE FINANCE - 8.98%

  1,000,000     Associates Corp.
                of North America
                Senior Note
                5.50%, 02/15/02..................        986,250
  2,500,000     Associates Corp.
                of North America
                Senior Note
                5.75%, 11/01/03..................      2,428,125
  1,600,000     General Electric Capital Corp.,
                Series A
                7.00%, 03/01/02..................      1,608,000
    255,000     General Electric Capital Corp.,
                Series A, MTN
                6.81%, 11/03/03..................        255,956
    515,000     General Electric Capital Corp.,
                Series A, MTN
                7.25%, 05/03/04..................        523,369
    500,000     General Motors Acceptance Corp.
                5.63%, 02/15/01..................        498,125
  5,000,000     General Motors
                Acceptance Corp., MTN
                5.48%, 12/16/02..................      4,856,250
                                                   -------------
                                                      11,156,075
                                                   -------------

                CONSUMER STAPLES - 6.77%

  5,000,000     Campbell Soup Co.
                6.15%, 12/02/02..................      4,968,750
  1,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        957,500
  2,500,000     Unilever Capital Corp.
                6.75%, 11/01/03..................      2,490,625
                                                   -------------
                                                       8,416,875
                                                   -------------

                BASIC MATERIALS - 4.83%

  1,000,000     International Paper Co.
                8.00%, 07/08/03 (A)..............      1,017,500
  5,000,000     Praxair, Inc.
                6.70%, 04/15/01..................      4,981,250
                                                   -------------
                                                       5,998,750
                                                   -------------


   PAR VALUE                                             VALUE
  ----------                                           ---------

                COMMUNICATIONS - 2.79%

 $1,000,000     Sprint Capital Corp.
                5.88%, 05/01/04..................  $     955,000
  1,500,000     US West Communications
                7.63%, 06/09/03 (A)..............      1,516,875
  1,000,000     Vodafone Group Plc
                6.86%, 12/19/01 (A) (B)..........      1,001,380
                                                   -------------
                                                       3,473,255
                                                   -------------

                UTILITIES - 2.02%

  2,500,000     Public Service Electric & Gas,
                Series A, MTN
                7.19%, 09/06/02..................      2,515,625
                                                   -------------

                INDUSTRIAL - 1.59%

  2,000,000     Caterpillar
                Financial Services Corp.,
                Series F, MTN
                5.47%, 09/12/01..................      1,980,000
                                                   -------------

                ENERGY - 0.68%

    800,000     Phillips Petroleum Co.
                8.50%, 05/25/05..................        845,000
                                                   -------------
                Total Corporate Notes and Bonds..     45,913,941
                                                   -------------
                (Cost $46,229,341)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 34.49%


                U.S. TREASURY NOTES - 13.15%

  6,000,000     6.38%, 09/30/01..................      6,004,680
  2,000,000     6.63%, 03/31/02..................      2,013,120
  3,500,000     6.63%, 05/31/02..................      3,528,980
  1,000,000     5.88%, 09/30/02..................        998,920
  2,000,000     5.50%, 03/31/03..................      1,980,960
  1,750,000     6.75%, 05/15/05..................      1,814,802
                                                   -------------
                                                      16,341,462
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.29%

  2,000,000     5.75%, 04/15/03..................      1,970,240
    181,254     8.95%, 05/25/03..................        182,046
    170,000     6.50%, 08/15/04..................        169,954
  1,500,000     7.13%, 02/15/05..................      1,533,420
    672,346     6.50%, 03/01/12 , Pool # 313409..        660,439
    813,254     6.00%, 01/01/14 , Pool # 482523..        783,262
  2,474,363     8.00%, 05/01/15 , Pool # 357074..      2,518,431
  2,465,808     7.50%, 08/01/15 , Pool # 253390..      2,482,748
                                                   -------------
                                                      10,300,540
                                                   -------------

                FEDERAL HOME LOAN BANK - 6.10%

  7,500,000     6.88%, 08/15/03..................      7,584,375
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.96%

 $   47,131     8.00%, 01/01/02, Pool # 200064...  $      46,864
  1,200,000     6.25%, 07/15/04..................      1,189,500
  1,744,606     7.50%, 09/01/15, Pool # E81452...      1,757,132
     51,891     7.00%, 05/01/19, Pool # D29158...         51,964
    637,492     6.50%, 11/15/23, Pool # 002008...        630,116
                                                   -------------
                                                       3,675,576
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.40%

  1,227,460     6.50%, 09/15/13, Pool # 476201...      1,210,582
    789,456     7.00%, 11/15/13, Pool # 780921...        789,701
    208,062     7.00%, 04/15/29, Pool # 458548...        205,070
    712,626     7.00%, 04/15/29, Pool # 458549...        702,379
     78,304     7.00%, 08/15/29, Pool # 509742...         77,178
                                                   -------------
                                                       2,984,910
                                                   -------------

                FEDERAL FARM CREDIT BANK - 1.60%

  2,000,000     6.10%, 09/24/01 , MTN............      1,990,320
                                                   -------------
                Total U.S. Government and
                Agency Obligations ..............     42,877,183
                                                   -------------
                (Cost $43,037,188)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 17.18%

    216,947     Centrex Auto Trust
                Series 1996-A, Class A
                6.75%, 10/15/04 (A)..............        216,922
    112,125     CIT RV Owner Trust
                Series 1995-A, Class A
                6.25%, 01/15/11..................        112,169
  5,000,000     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3
                7.09%, 12/06/03..................      5,026,550
    895,000     Discover Card Master Trust I
                Series 1998-4, Class A
                5.75%, 10/16/03..................        889,406
  1,500,000     Discover Card Master Trust I
                Series 1999-1, Class A
                5.30%, 08/15/04..................      1,472,340
  2,500,000     Ford Credit Auto Owner Trust
                Series 2000-D, Class A-3
                7.15%, 12/15/03..................      2,510,925
    849,302     Norwest Asset Securities Corp.
                Series 1997-17, Class A1, CMO
                6.75%, 11/25/27..................        842,933
  5,000,000     PNC Student Loan Trust I,
                Series 1997-2, Class A-5
                6.53%, 01/25/03..................      4,983,125
    553,960     Prudential Home
                Mortgage Securities
                Series 1993-38, Class A-3, CMO
                6.15%, 09/25/23..................        544,609
    640,752     Prudential Home
                Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................        635,741


   PAR VALUE                                             VALUE
  ----------                                           ---------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

 $   11,503     Reliance Auto Receivables Corp.
                Series 1996-A, Class A
                6.10%, 07/15/02 (A)..............  $      11,491
    649,359     Ryland Mortgage Securities Corp.
                Series 1993-3, Class A, CMO
                6.71%, 08/25/08..................        645,300
  1,000,000     Sears Credit Account
                Master Trust
                Series 1996-4, Class A
                6.45%, 10/16/06..................        995,620
  2,500,000     Standard Credit Card
                Master Trust
                Series 1993-2, Class A
                5.95%, 10/07/04..................      2,449,200
     24,107     University Support Services, Inc.
                Series 1993-A, Class B
                8.98%, 08/20/08 (B)..............         24,336
                                                   -------------
                Total Asset-Backed and
                Mortgage-Backed
                Securities ......................     21,360,667
                                                   -------------
                (Cost $21,336,948)

MUNICIPAL SECURITIES - 3.65%


                CALIFORNIA - 3.21%

  4,000,000     Carondelet Health Systems Revenue
                6.25%, 07/01/01
                Insured: MBIA....................      3,992,440
                                                   -------------

                PENNSYLVANIA - 0.44%

    545,000     Pennsylvania Housing
                Finance Agency,
                Single Family Mortgages,
                Series C
                7.00%, 10/01/06
                Insured: FHA.....................        545,681
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......      4,538,121
                                                   -------------
                (Cost $4,544,555)

CERTIFICATE OF DEPOSIT - 2.01%

  2,500,000     Mercantile Safe Deposit & Trust
                7.40%, 04/03/02..................      2,503,125
                                                   -------------
                TOTAL CERTIFICATE OF DEPOSIT ....      2,503,125
                                                   -------------
                (Cost $2,500,000)

FOREIGN BOND - 0.76%

  1,000,000     Nestle Holdings Plc
                5.00%, 12/08/03..................        948,100
                                                   -------------
                TOTAL FOREIGN BOND ..............        948,100
                                                   -------------
                (Cost $947,460)


                       SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                             VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 4.30%

 $5,339,000     Repurchase Agreement with:
                State Street Bank
                6.55%, 11/01/2000,
                dated 10/31/2000
                Repurchase Price $5,339,971
                (Collateralized by
                U.S. Treasury Bond
                8.75%, Due 5/15/2017;
                Total Par $4,095,000
                Market Value $5,447,742).........  $   5,339,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      5,339,000
                                                   -------------
                (Cost $5,339,000)
TOTAL INVESTMENTS - 99.33%.......................    123,480,137
                                                   -------------
(Cost $123,934,492)
NET OTHER ASSETS AND LIABILITIES - 0.67%.........        828,321
                                                   -------------
NET ASSETS - 100.00%.............................  $ 124,308,458
                                                   =============

---------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2000, these securities amounted to $4,721,668 or 3.80% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on October 31, 2000.
CMO    Collateralized Mortgage Obligation
FHA    Federal Housing Authority
MBIA   Municipal Bond Investors Assurance
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


   PAR VALUE                                             VALUE
  ----------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.56%


                U.S. TREASURY NOTES - 18.16%

 $  463,000     6.63%, 07/31/01..................  $     464,070
  2,500,000     5.75%, 10/31/02..................      2,492,575
  7,500,000     5.50%, 02/28/03..................      7,431,750
  2,630,000     5.50%, 05/31/03..................      2,603,647
  2,700,000     5.75%, 08/15/03..................      2,690,712
  1,500,000     6.00%, 08/15/04..................      1,506,570
  3,000,000     7.50%, 02/15/05..................      3,184,350
  4,750,000     6.50%, 05/15/05..................      4,880,198
 19,475,000     6.75%, 05/15/05..................     20,196,159
  5,550,000     5.88%, 11/15/05..................      5,571,534
  3,720,000     7.00%, 07/15/06..................      3,922,628
  3,000,000     6.50%, 10/15/06..................      3,094,740
    770,000     6.25%, 02/15/07..................        785,639
  5,500,000     6.63%, 05/15/07..................      5,727,095
  8,000,000     6.13%, 08/15/07..................      8,116,000
  1,710,000     5.63%, 05/15/08..................      1,686,248
  5,000,000     6.00%, 08/15/09..................      5,053,450
  9,500,000     6.50%, 02/15/10..................      9,947,545
  3,900,000     5.75%, 08/15/10..................      3,897,543
                                                   -------------
                                                      93,252,453
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 9.47%

  4,830,000     A.I.D. Israel, Series 2-D
                5.63%, 09/15/03..................      4,746,006
  7,590,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................      7,648,367
  2,500,000     International Bank of
                Reconstruction & Development
                7.00%, 06/16/03..................      2,534,375
  3,000,000     International Bank of
                Reconstruction & Development
                7.00%, 01/27/05..................      3,052,500
  6,200,000     Private Export Funding Corp.,
                Series B
                6.49%, 07/15/07..................      6,184,500
  5,000,000     Private Export Funding Corp.,
                Series C
                6.31%, 09/30/04..................      4,962,500
  1,740,000     Private Export Funding Corp.,
                Series WW
                6.62%, 10/01/05..................      1,746,525
  3,800,000     Private Export Funding Corp.,
                Series ZZ
                7.11%, 04/15/07..................      3,909,250
  2,452,194     Small Business Administration
                Participation Certificates,
                Series SBIC-PS 1955-10B
                7.25%, 05/10/05..................      2,332,649
  2,000,000     U.S. Department of Housing &
                Urban Development, Series 95-A
                8.24%, 08/01/02..................      2,057,500
  4,000,000     U.S. Department of Housing &
                Urban Development, Series 97-A
                6.21%, 08/01/01..................      3,990,000
  5,500,000     U.S. Department of Housing &
                Urban Development, Series 97-A
                6.36%, 08/01/04..................      5,472,500
                                                   -------------
                                                      48,636,672
                                                   -------------


   PAR VALUE                                             VALUE
  ----------                                           ---------

                U.S. TREASURY BONDS - 8.57%

 $  500,000     11.13%, 08/15/03.................  $     565,430
  1,200,000     11.88%, 11/15/03.................      1,394,952
  1,850,000     12.00%, 08/15/13.................      2,531,189
  2,200,000     11.25%, 02/15/15.................      3,300,000
  2,000,000     9.88%, 11/15/15..................      2,760,260
  2,960,000     8.75%, 05/15/17..................      3,803,926
  4,735,000     8.88%, 08/15/17..................      6,155,453
  3,000,000     8.50%, 02/15/20..................      3,844,830
  3,000,000     8.75%, 05/15/20..................      3,935,790
  1,500,000     8.75%, 08/15/20..................      1,971,345
  3,500,000     7.88%, 02/15/21..................      4,259,605
  3,750,000     8.13%, 08/15/21..................      4,685,813
  1,500,000     6.88%, 08/15/25..................      1,671,180
  1,100,000     6.00%, 02/15/26..................      1,102,783
  1,500,000     6.38%, 08/15/27..................      1,582,470
    500,000     5.25%, 11/15/28..................        454,700
                                                   -------------
                                                      44,019,726
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.42%

  4,000,000     6.51%, 08/15/01, MTN (D).........      3,800,000
    805,000     5.13%, 02/13/04..................        772,550
  1,500,000     7.13%, 02/15/05..................      1,533,420
  1,000,000     6.58%, 03/01/06, MTN.............        982,460
  5,250,000     6.00%, 05/15/08..................      5,058,270
  4,885,000     5.25%, 01/15/09..................      4,450,870
    970,000     7.13%, 01/15/30..................      1,012,069
                                                   -------------
                                                      17,609,639
                                                   -------------

                FEDERAL HOME LOAN BANK - 3.37%

  7,000,000     6.88%, 04/16/01 (D)..............      7,003,500
  4,900,000     6.88%, 07/18/02..................      4,930,625
  3,000,000     6.58%, 01/07/03..................      2,984,430
    350,000     7.66%, 07/20/04..................        363,181
  2,000,000     7.73%, 04/05/10..................      2,045,000
                                                   -------------
                                                      17,326,736
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.07%

  3,500,000     5.75%, 07/15/03..................      3,442,355
  1,000,000     7.34%, 11/03/06..................        992,410
  7,410,000     6.63%, 09/15/09..................      7,363,688
  4,000,000     6.75%, 09/15/29..................      3,979,360
                                                   -------------
                                                      15,777,813
                                                   -------------

                U.S. TREASURY STRIPS (A) - 2.44%

 17,500,000     4.99%, 02/15/10
                Interest only, (B) ..............     10,188,150
  1,000,000     5.26%, 08/15/10
                Interest only, (B) ..............        565,470
  5,000,000     1.78%, 11/15/17
                Interest only, (B) ..............      1,808,050
                                                   -------------
                                                      12,561,670
                                                   -------------

                FEDERAL FARM CREDIT BANK - 0.06%

    350,000     7.35%, 03/24/05, MTN.............        360,395
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    249,545,104
                                                   -------------
                (Cost $249,467,382)

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

OCTOBER 31, 2000


   PAR VALUE                                             VALUE
  ----------                                           ---------

MORTGAGE-BACKED SECURITIES - 27.17%


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 11.83%

 $   28,946     8.50%, 10/15/04, Pool # 004216...  $      29,441
     39,348     8.50%, 01/15/06, Pool # 007946...         39,791
  4,532,205     6.50%, 07/15/09, Pool # 780357...      4,492,729
    294,841     6.50%, 06/15/11, Pool # 423829...        291,801
     85,557     6.50%, 08/15/12, Pool # 455428...         84,514
     18,740     6.50%, 06/15/13, Pool # 462795...         18,482
    391,562     6.50%, 07/15/13, Pool # 468077...        386,178
    785,007     6.50%, 09/15/13, Pool # 464192...        774,213
    298,446     6.50%, 09/15/13, Pool # 476619...        294,342
    434,102     6.50%, 09/15/13, Pool # 487907...        428,133
    389,417     7.00%, 09/15/13, Pool # 484233...        389,538
  1,738,726     6.50%, 10/15/13, Pool # 477500...      1,714,819
    413,117     6.50%, 10/15/13, Pool # 481575...        407,436
     38,601     6.50%, 11/15/13, Pool # 434062...         38,070
     72,649     5.50%, 12/15/13, Pool # 495780...         68,676
    305,923     5.50%, 01/15/14, Pool # 464491...        289,192
    460,199     5.50%, 02/15/14, Pool # 464568...        435,030
    446,886     5.50%, 03/15/14, Pool # 487579...        422,445
    341,402     5.50%, 03/15/14, Pool # 501523...        322,731
     63,353     5.50%, 04/15/14, Pool # 496599...         59,889
    465,671     5.50%, 04/15/14, Pool # 505596...        440,203
    425,380     5.50%, 04/15/14, Pool # 506448...        402,116
    598,191     5.50%, 05/15/14, Pool # 480524...        565,476
    448,876     5.50%, 05/15/14, Pool # 505667...        424,327
    521,700     5.50%, 06/15/14, Pool # 434398...        493,168
    427,559     5.50%, 06/15/14, Pool # 507142...        404,175
    532,259     6.50%, 07/15/14, Pool # 494014...        523,940
    581,623     9.00%, 11/15/17, Pool # 780171...        610,338
    615,536     6.75%, 07/20/21,
                Pool # 008809 (D) ...............        621,310
  2,167,422     7.38%, 04/20/22,
                Pool # 008956 (D) ...............      2,183,331
    592,538     7.00%, 10/15/23, Pool # 360196...        585,872
  1,191,007     7.50%, 02/15/27, Pool # 443052...      1,195,473
  3,512,485     7.00%, 12/15/28, Pool # 483886...      3,462,011
    287,564     7.00%, 01/15/29, Pool # 499333...        283,432
  1,385,666     6.50%, 02/15/29, Pool # 485951...      1,337,597
  3,092,293     7.00%, 02/15/29, Pool # 486937...      3,047,826
  3,207,536     6.00%, 03/15/29, Pool # 464632...      3,022,076
  8,466,560     6.50%, 03/15/29, Pool # 498474...      8,172,855
  9,435,849     6.50%, 03/15/29, Pool # 498475...      9,108,519
  3,310,370     6.00%, 04/15/29, Pool # 499445...      3,118,964
    954,245     6.50%, 04/15/29, Pool # 506494...        921,142
  5,663,610     7.50%, 09/15/29, Pool # 508805...      5,683,036
  3,087,346     7.50%, 09/15/29, Pool # 508811...      3,097,936
                                                   -------------
                                                      60,692,573
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.00%

     51,637     6.50%, 01/25/01,
                Pool # 1996-9, CMO ..............         50,830
    138,400     8.00%, 07/01/07, Pool # 125136...        140,407
    806,520     6.60%, 11/01/07, Pool # 375483...        795,577
    946,928     6.57%, 12/01/07, Pool # 375567...        932,700
  1,142,623     6.58%, 12/01/07, Pool # 380013...      1,125,748
  1,469,341     6.12%, 10/01/08, Pool # 380999...      1,411,026
  1,905,895     5.00%, 05/01/09, Pool # 326584...      1,782,476
      1,362     8.00%, 12/01/09, Pool # 313180...          1,379


   PAR VALUE                                             VALUE
  ----------                                           ---------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $1,339,140     6.00%, 04/01/11, Pool # 398072...  $   1,300,640
  1,234,721     6.50%, 05/01/11, Pool # 250554...      1,212,854
  5,093,062     6.00%, 04/01/13, Pool # 251656...      4,905,230
  3,643,607     6.00%, 04/01/13, Pool # 418044...      3,509,231
    124,657     6.00%, 06/01/13, Pool # 421167...        120,060
  1,778,307     6.50%, 06/01/13, Pool # 430204...      1,741,621
    489,672     6.00%, 06/01/14, Pool # 484967...        471,310
  3,041,847     6.00%, 06/01/14, Pool # 495200...      2,927,777
    639,040     6.00%, 06/01/14, Pool # 500131...        615,076
  4,672,032     7.79%, 02/01/19, Pool # 160103...      4,754,141
  1,083,236     10.00%, 10/01/20, Pool # 190942..      1,146,199
  1,206,369     10.00%, 12/01/20, Pool # 303416..      1,276,489
  1,414,635     6.75%, 04/25/21,
                Pool # 0096-4, CMO ..............      1,403,572
  6,592,092     8.00%, 12/01/29, Pool # 535031...      6,674,493
    465,945     8.00%, 02/01/30, Pool # 525961...        471,621
  2,082,475     8.00%, 02/01/30, Pool # 529898...      2,107,839
    943,040     8.00%, 02/01/30, Pool # 531766...        954,526
    486,939     8.00%, 03/01/30, Pool # 533977...        492,870
    995,483     8.00%, 04/01/30, Pool # 526425...      1,007,608
  2,587,249     8.00%, 04/01/30, Pool # 536553...      2,618,762
  4,396,695     8.50%, 04/01/30, Pool # 535270...      4,492,850
    865,363     8.00%, 05/01/30, Pool # 534205...        875,903
                                                   -------------
                                                      51,320,815
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.33%

     54,244     7.00%, 10/01/03, Pool # N97059...         54,085
  4,365,845     6.70%, 07/15/06,
                Pool # 1233-G, CMO ..............      4,341,265
    910,939     7.00%, 12/01/10, Pool # E00407...        909,509
  6,291,777     5.00%, 12/01/13, Pool # E73815...      5,857,330
  1,080,000     6.75%, 02/15/20,
                Pool # 1663AD, CMO ..............      1,047,935
  5,000,000     6.00%, 04/15/22,
                Pool # 2118QC, CMO ..............      4,748,400
  5,412,161     6.50%, 10/15/23,
                Pool # 001990, CMO ..............      5,351,274
  5,051,105     7.50%, 10/01/29, Pool # C32288...      5,047,923
                                                   -------------
                                                      27,357,721
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES     139,371,109
                                                   -------------
                (Cost $140,990,911)

CORPORATE NOTES AND BONDS - 11.70%


                FINANCE - 4.71%

  1,000,000     American Express Co.,
                Senior Note
                6.75%, 06/23/04..................        993,750
  3,000,000     Bank One Wisconsin, Bank Note
                6.35%, 03/19/01..................      2,996,250
  1,000,000     Chase Manhattan Corp.,
                Subordinate Note
                6.50%, 08/01/05..................        972,500
  3,000,000     General Electric Capital Corp.,
                Series A, MTN
                6.75%, 09/11/03..................      3,007,500
  1,500,000     General Electric Capital Corp.,
                Series A, MTN
                7.50%, 05/15/05..................      1,535,625
  2,000,000     General Electric Capital Corp.,
                Series A, MTN
                7.38%, 01/19/10..................      2,062,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                FINANCE (CONTINUED)

 $1,650,000     National Rural Utilities
                5.50%, 01/15/05..................  $   1,567,500
  3,000,000     NationsBank Texas,
                National Association, MTN
                6.35%, 03/15/01..................      2,996,250
  2,775,000     Star Bank, N.A.,
                Subordinated Note
                6.38%, 03/01/04..................      2,709,094
  3,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      3,037,500
  2,245,000     Wells Fargo & Co.
                7.20%, 05/01/03..................      2,264,644
                                                   -------------
                                                      24,143,113
                                                   -------------

                CONSUMER STAPLES - 2.58%

  3,500,000     Colgate-Palmolive Co.,
                Series C, MTN
                5.27%, 12/01/03..................      3,346,875
    805,000     Massachusetts Institute of
                Technology, MTN
                7.25%, 11/02/96..................        778,838
  5,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (C)..............      4,787,500
  2,000,000     Procter & Gamble Co.
                6.88%, 09/15/09..................      1,987,500
  2,500,000     Stanford University
                5.85%, 03/15/09..................      2,340,825
                                                   -------------
                                                      13,241,538
                                                   -------------

                UTILITIES - 2.05%

  5,125,000     Baltimore Gas & Electric,
                First Mortgage
                6.50%, 02/15/03..................      5,067,344
  2,500,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................      2,425,000
  3,000,000     Public Service
                Electric & Gas, MTN,
                Series A
                7.19%, 09/06/02..................      3,018,750
                                                   -------------
                                                      10,511,094
                                                   -------------

                COMMUNICATIONS - 0.98%

  2,500,000     QWest Corp.
                7.63%, 06/09/03 (C)..............      2,528,125
  2,500,000     WorldCom, Inc., Senior Note
                6.13%, 08/15/01..................      2,484,375
                                                   -------------
                                                       5,012,500
                                                   -------------

                CONSUMER CYCLICAL - 0.49%

  2,500,000     Wal-Mart Stores, Inc.
                6.88%, 08/10/09..................      2,490,625
                                                   -------------

                INDUSTRIAL - 0.40%



  1,950,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,025,563
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------


                TECHNOLOGY - 0.26%

 $1,320,000     Hewlett-Packard Co.
                7.15%, 06/15/05..................  $   1,323,300
                                                   -------------

                BANKS - 0.24%

  1,300,000     U.S. Bank, N.A. Minnesota,
                Bank Note
                5.63%, 11/30/05..................      1,213,875
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     59,961,608
                                                   -------------
                (Cost $60,057,103)

ASSET-BACKED SECURITIES - 9.49%

  2,000,000     American Express
                Credit Account Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................      1,936,860
  3,000,000     Chase Credit Card Master Trust
                Series 1998-6, Class A
                6.88%, 09/15/04 (D)..............      3,008,430
  4,600,000     Chase Credit Card Master Trust
                Series 1999-3, Class A
                6.66%, 01/15/07..................      4,592,778
  6,000,000     Chemical Master
                Credit Card Trust I
                Series 1996-1, Class A
                5.55%, 09/15/03..................      5,983,080
  1,400,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/20/03..................      1,375,052
  2,500,000     Discover Card Master Trust I
                Series1995-3, Class A
                6.83%, 03/16/05 (D)..............      2,506,250
  4,600,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................      4,582,750
  4,000,000     Ford Credit Auto Owner Trust
                Series 2000-E, Class A-5
                6.77%, 10/15/04..................      4,010,147
  2,500,000     Ford Credit Auto Owner Trust
                Series 2000-F, Class A-2
                6.56%, 05/17/04..................      2,495,018
    500,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................        482,810
    360,000     Premier Auto Trust
                Series 1999-2, Class A-4
                5.59%, 02/09/04..................        353,473
  1,400,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................      1,393,868
  1,067,919     Prudential Home
                Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................      1,059,568
  2,561,207     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................      2,501,979

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE GOVERNMENT INCOME FUND

OCTOBER 31, 2000

   PAR VALUE                                              VALUE
  ----------                                           ---------
ASSET-BACKED SECURITIES (CONTINUED)

 $1,719,085     Sallie Mae Student Loan Trust
                Series 1997-2, Class A-1
                6.88%, 10/25/05..................  $   1,709,381
  1,718,533     Sallie Mae Student Loan Trust
                Series 1999-3, Class A-1
                6.84%, 01/25/07 (D)..............      1,720,105
  4,000,000     Standard Credit Card
                Master Trust
                Series 1993-2, Class A
                5.95%, 10/07/04..................      3,918,720
  5,000,000     USAA Auto Owner Trust
                Series 2000-1, Class A4
                6.98%, 06/15/05..................      5,049,425
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     48,679,694
                                                   -------------
                (Cost $48,602,175)

FOREIGN BONDS - 1.92%

  2,250,000     Government of Canada
                5.63%, 02/19/03..................      2,205,225
  2,475,000     Province of Manitoba
                7.50%, 02/22/10..................      2,575,168
  2,600,000     Province of Ontario
                6.00%, 02/21/06..................      2,518,750
  2,700,000     Province of Quebec,
                Senior Subordinated Notes
                5.75%, 02/15/09..................      2,480,625
                                                   -------------
                TOTAL FOREIGN BONDS .............      9,779,768
                                                   -------------
                (Cost $9,681,147)

   PAR VALUE                                              VALUE
  ----------                                           ---------
REPURCHASE AGREEMENT - 1.25%

 $6,385,000     Repurchase Agreement with:
                State Street Bank
                6.55%, 11/01/2000,
                dated 10/31/2000
                Repurchase Price $6,386,162
                (Collateralized by
                U.S. Treasury Bond
                8.75%, Due 05/15/2017;
                Total Par $4,900,000
                Market Value $6,518,666..........  $   6,385,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      6,385,000
                                                   -------------
                (Cost $6,385,000)
TOTAL INVESTMENTS - 100.09%......................    513,722,283
                                                   -------------
(Cost $515,183,718)
NET OTHER ASSETS AND LIABILITIES - (0.09)%.......       (454,857)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 513,267,426
                                                   =============
------------------------------------------------
(A)    Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2000, these securities amounted to $7,315,625 or 1.43% of net assets.
(D) Floating rate note. Interest rate shown reflects rate in effect at October 31, 2000.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 67.88%


                FINANCE - 20.78%

 $  500,000     Associates Corp. of
                North America,
                Senior Note
                6.00%, 04/15/03..................  $     491,250
    500,000     Associates Corp. of
                North America,
                Senior Note
                6.88%, 08/01/03..................        500,625
  1,000,000     Bank One Wisconsin, Bank Note
                6.35%, 03/19/01..................        998,750
    175,000     Barclays Bank Plc, Yankee
                7.40%, 12/15/09 (C)..............        174,125
    250,000     CitiGroup, Inc.
                6.63%, 09/15/05..................        245,625
  1,000,000     CitiGroup, Inc.
                6.88%, 06/01/25..................      1,000,000
  1,000,000     Commercial Credit Co.
                6.20%, 11/15/01..................        996,250
    720,000     Commercial Credit Co.
                6.45%, 07/01/02..................        716,400
    250,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        244,375
  1,000,000     Ford Motor Credit Co.,
                Senior Unsubordinated Note
                6.50%, 02/28/02..................        995,000
  1,000,000     General Electric Capital Corp.
                6.70%, 10/01/02..................      1,001,250
    200,000     General Motors Acceptance Corp.
                9.63%, 12/15/01..................        205,750
    500,000     General Motors Acceptance Corp.
                5.88%, 01/22/03..................        488,750
    760,000     General Motors Acceptance Corp.,
                Senior Unsubordinated Note
                6.75%, 02/07/02..................        759,050
  1,000,000     Hartford Financial
                Services Group
                6.38%, 11/01/02..................        988,750
  1,000,000     IBM Credit Corp., MTN
                7.00%, 01/28/02..................      1,005,000
  1,000,000     International Bank of
                Reconstruction & Development
                7.00%, 01/27/05..................      1,017,500
    500,000     National City Bank of Kentucky,
                Subordinated Bank Note
                6.30%, 02/15/11..................        448,125
  1,000,000     National Rural Utilities
                Cooperative Finance Corp.
                7.38%, 02/10/03..................      1,012,500
    500,000     National Rural Utilities
                Cooperative Finance Corp.,
                Collateral Trust
                6.13%, 05/15/05..................        484,375
    450,000     Norwest Financial, Inc.,
                Senior Note
                6.13%, 08/01/03..................        439,875
  2,400,000     Paccar Financial Corp.,
                Series H, Senior MTN
                5.86%, 03/15/01..................      2,391,000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                FINANCE (CONTINUED)

 $1,020,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................  $   1,018,725
    500,000     SunTrust Bank, Atlanta,
                Subordinated Note
                7.25%, 09/15/06..................        501,875
    500,000     Wells Fargo & Co.
                6.50%, 09/03/02..................        498,125
                                                   -------------
                                                      18,623,050
                                                   -------------

                CONSUMER STAPLES - 11.44%

  1,275,000     Becton Dickinson & Co.,
                Debenture
                6.70%, 08/01/28..................      1,093,312
  1,000,000     Coca-Cola Enterprises, Inc.
                7.88%, 02/01/02..................      1,010,000
    500,000     Coca-Cola Enterprises, Inc.,
                Debenture
                7.13%, 08/01/17..................        469,375
  1,000,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03 (C)..............        977,300
  1,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05 (C)..............        962,500
  1,000,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        951,250
    750,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        718,125
  1,000,000     PepsiCo, Inc., MTN
                5.75%, 01/02/03..................        976,250
    250,000     Procter & Gamble Co.
                6.60%, 12/15/04..................        249,062
  1,000,000     Procter & Gamble Co.
                6.88%, 09/15/09..................        993,750
    968,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        850,630
  1,000,000     Unilever Capital Corp.
                6.75%, 11/01/03..................        996,250
                                                   -------------
                                                      10,247,804
                                                   -------------

                UTILITIES - 10.92%

    500,000     AT&T Corp.
                5.63%, 03/15/04..................        471,250
    500,000     AT&T Corp.
                6.50%, 03/15/29..................        393,750
    350,000     Dominion Resources Inc.,
                Series B, Senior Notes
                7.63%, 07/15/05..................        353,527
    455,000     GTE California, Inc.,
                Series B, Debenture
                6.75%, 03/15/04..................        449,881
    925,000     GTE Corp., Debenture
                6.46%, 04/15/08..................        881,062
  1,000,000     GTE Southwest, Inc., Debenture
                6.00%, 01/15/06..................        948,750
  1,000,000     Hydro-Quebec, Yankee
                8.88%, 03/01/26 (C)..............      1,153,750
  2,000,000     MCI WorldCom, Inc.
                6.13%, 04/15/02..................      1,975,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                UTILITIES (CONTINUED)

 $1,000,000     PacifiCorp, Series H, MTN
                6.38%, 05/15/08..................  $     917,500
  1,000,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................        970,000
  1,000,000     Public Service
                Electric & Gas, MTN,
                Series A
                7.19%, 09/06/02..................      1,006,250
    305,000     Sprint Capital Corp.
                6.90%, 05/01/19..................        260,013
                                                   -------------
                                                       9,780,733
                                                   -------------

                CONSUMER CYCLICAL - 6.90%

    500,000     DaimlerChrysler N.A.
                Holding Corp.
                7.13%, 04/10/03..................        500,000
    500,000     DaimlerChrysler N.A.
                Holding Corp., MTN
                7.75%, 05/27/03..................        506,875
  1,000,000     McDonald's Corp., MTN
                5.95%, 01/15/08..................        947,500
  1,000,000     New York Times Co.
                7.63%, 03/15/05..................      1,036,250
    300,000     Seagram Co., Ltd., Yankee
                6.50%, 04/01/03 (C)..............        301,875
    300,000     Southwest Airlines Co.
                8.00%, 03/01/05..................        308,250
  1,005,000     Tele-Communications, Inc.,
                Senior Note
                8.25%, 01/15/03..................      1,036,406
    500,000     Tele-Communications, Inc.,
                Senior Note
                7.25%, 08/01/05..................        502,500
  1,000,000     Time Warner Entertainment Co.,
                Debenture
                8.38%, 03/15/23..................      1,047,500
                                                   -------------
                                                       6,187,156
                                                   -------------

                INDUSTRIAL - 5.66%

  1,000,000     Burlington Northern
                Santa Fe Corp.
                6.13%, 03/15/09..................        911,250
    500,000     Crown Cork & Seal Co., Inc.
                8.38%, 01/15/05..................        363,750
    500,000     Emerson Electric Co.
                7.88%, 06/01/05..................        519,375
  1,000,000     Emerson Electric Co.
                5.85%, 03/15/09..................        922,500
  1,000,000     Honeywell International, Inc.
                7.50%, 03/01/10..................      1,032,500
  1,500,000     Minnesota Mining &
                Manufacturing Co.,
                Debenture
                6.38%, 02/15/28..................      1,318,125
                                                   -------------
                                                       5,067,500
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------

                BASIC MATERIALS - 3.93%

 $  300,000     Alcoa, Inc.
                7.25%, 08/01/05..................  $     303,750
    200,000     Alcoa, Inc.
                7.38%, 08/01/10..................        202,250
  1,000,000     International Paper Co.
                7.63%, 08/01/04..................      1,010,000
  1,000,000     Mead Corp., Debenture
                6.84%, 03/01/37..................        958,750
  1,000,000     Weyerhaeuser Co., Debenture
                8.38%, 02/15/07..................      1,047,500
                                                   -------------
                                                       3,522,250
                                                   -------------

                ENERGY - 3.50%

    500,000     Atlantic Richfield Co.,
                Debenture
                10.88%, 07/15/05.................        581,875
    500,000     Coastal Corp.
                7.75%, 06/15/10..................        506,875
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................        932,500
    575,000     Phillips Petroleum Co.
                8.50%, 05/25/05..................        607,344
    500,000     Tosco Corp.
                8.13%, 02/15/30..................        507,500
                                                   -------------
                                                       3,136,094
                                                   -------------

                TECHNOLOGY - 2.99%

    220,000     Hewlett-Packard Co.
                7.15%, 06/15/05..................        220,550
  1,000,000     International Business
                Machines Corp.,
                Debenture
                6.22%, 08/01/27..................        986,250
    500,000     Loral Corp., Senior Note
                7.63%, 06/15/04..................        503,750
  1,000,000     Raytheon Co.
                6.50%, 07/15/05..................        967,500
                                                   -------------
                                                       2,678,050
                                                   -------------

                COMMUNICATIONS - 1.76%

    200,000     Deutsche Telekom
                International Finance
                7.75%, 06/15/05..................        204,680
    350,000     Deutsche Telekom
                International Finance
                8.25%, 06/15/30..................        359,187
  1,000,000     U.S. West Communications Corp.
                7.63%, 06/09/03 (A)..............      1,011,250
                                                   -------------
                                                       1,575,117
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     60,817,754
                                                   -------------
                (Cost $62,417,833)


                       SEE NOTES TO FINANCIAL STATEMENTS.

CORPORATE BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.00%


                U.S. TREASURY BONDS - 6.17%

 $1,000,000     11.63%, 11/15/02.................  $   1,106,560
  1,000,000     12.00%, 08/15/13.................      1,368,210
    860,000     8.75%, 05/15/17..................      1,105,195
    500,000     8.88%, 08/15/17..................        649,995
    750,000     8.88%, 02/15/19..................        986,258
    300,000     6.13%, 08/15/29..................        310,779
                                                   -------------
                                                       5,526,997
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.66%

  1,000,000     6.63%, 10/15/07..................      1,005,000
     52,406     7.50%, 11/01/07, Pool #188629....         52,930
  1,075,000     6.38%, 06/15/09..................      1,053,339
     68,730     5.00%, 08/01/10, Pool #006893
                Series A-1, CMO..................         65,417
    744,985     7.50%, 06/01/13, Pool #457543....        752,435
  1,684,426     6.00%, 11/01/23, Pool #050940....      1,592,827
    571,119     6.50%, 03/01/28, Pool #412263....        549,165
                                                   -------------
                                                       5,071,113
                                                   -------------

                U.S. TREASURY NOTES - 5.40%

    500,000     6.00%, 09/30/02..................        500,680
  1,510,000     6.75%, 05/15/05..................      1,565,915
  2,000,000     5.63%, 05/15/08..................      1,972,220
    750,000     6.00%, 08/15/09..................        758,018
     40,000     5.75%, 08/15/10..................         39,975
                                                   -------------
                                                       4,836,808
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.16%

      5,758     8.75%, 08/01/01, Pool #220011....          5,786
     24,301     7.00%, 06/01/04, Pool #189683....         24,261
  1,215,000     6.25%, 07/15/04..................      1,204,369
    980,000     6.88%, 01/15/05..................        992,564
     30,351     7.50%, 08/01/08, Pool #181313....         30,579
    900,000     6.63%, 09/15/09..................        894,375
    117,474     7.00%, 02/01/17, Pool #289284....        115,771
    126,614     7.00%, 10/01/22, Pool #C00184....        124,912
    131,634     7.00%, 02/01/23, Pool #C00213....        129,743
    212,621     6.00%, 09/01/23, Pool #D41208....        201,258
                                                   -------------
                                                       3,723,618
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.62%

     39,310     9.00%, 09/15/04, Pool #003669....         40,099
     33,955     9.00%, 12/15/08, Pool #027562....         35,142
     81,675     8.00%, 05/15/22, Pool #319062....         83,257
    465,910     6.00%, 05/20/28, Pool #002589....        436,940
    466,186     6.00%, 03/15/29, Pool #487061....        439,232
    633,020     6.50%, 03/15/29, Pool #464613....        611,061
    696,105     7.50%, 09/15/29, Pool #466172....        698,492
                                                   -------------
                                                       2,344,223
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     21,502,759
                                                   -------------
                (Cost $21,620,035)


   PAR VALUE                                              VALUE
  ----------                                           ---------

ASSET-BACKED SECURITIES - 5.84%

 $  500,000     American Express
                Credit Account Master
                Trust Series 1999-1, Class A
                5.60%, 11/15/06..................  $     484,215
  2,000,000     Chemical Master
                Credit Card Trust I
                Series 1996-1, Class A
                5.55%, 09/15/03..................      1,994,360
    400,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................        392,872
    600,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................        597,750
    808,511     Guaranteed Export
                Trust Certificates
                Series 1993-D, Class A-3
                5.23%, 05/15/05..................        777,682
    600,000     Premier Auto Trust
                Series 1999-2, Class A-4
                5.59%, 02/09/04..................        589,122
    400,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        398,248
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      5,234,249
                                                   -------------
                (Cost $5,236,295)

FOREIGN BOND (B) - 0.54%

    500,000     Heinz (H.J.) Co.
                5.75%, 02/03/03..................        486,800
                                                   -------------
                TOTAL FOREIGN BOND...............        486,800
                                                   -------------
                (Cost $493,780)

REPURCHASE AGREEMENT - 0.59%

    529,000     Repurchase Agreement with:
                State Street Bank
                6.55%, 11/01/2000,
                dated 10/31/2000
                Repurchase Price $529,096
                (Collateralized by
                U.S. Treasury Note
                5.88%, Due 11/30/2001;
                Total Par $530,000
                Market Value $540,615)...........        529,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        529,000
                                                   -------------
                (Cost $529,000)
TOTAL INVESTMENTS - 98.85%.......................     88,570,562
                                                   -------------
(Cost $90,296,943)
NET OTHER ASSETS AND LIABILITIES - 1.15%.........      1,029,381
                                                   -------------
NET ASSETS - 100.00%.............................  $  89,599,943
                                                   =============

-----------------------------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2000, these securities amounted to $1,729,375 or 1.93% of net assets.
(B)    Euro-Dollar Bond
(C)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.16%


                U.S. TREASURY BONDS - 18.62%

 $2,250,000     12.00%, 08/15/13.................  $   3,078,472
  4,000,000     13.25%, 05/15/14.................      5,912,880
  3,000,000     11.25%, 02/15/15.................      4,500,000
  2,000,000     9.88%, 11/15/15..................      2,760,260
  2,890,000     8.75%, 05/15/17..................      3,713,968
  6,760,000     8.88%, 08/15/17..................      8,787,932
  3,550,000     9.00%, 11/15/18..................      4,707,051
  5,000,000     8.13%, 08/15/19..................      6,178,100
  5,500,000     8.75%, 05/15/20..................      7,215,615
 10,260,000     7.88%, 02/15/21..................     12,486,728
  1,000,000     8.13%, 05/15/21..................      1,247,940
  3,500,000     8.13%, 08/15/21..................      4,373,425
  8,750,000     8.00%, 11/15/21..................     10,817,187
  5,975,000     6.38%, 08/15/27..................      6,303,505
  7,340,000     6.13%, 11/15/27..................      7,506,031
  4,250,000     5.50%, 08/15/28..................      4,001,077
  5,285,000     5.25%, 11/15/28..................      4,806,179
  1,550,000     5.25%, 02/15/29..................      1,412,980
 12,565,000     6.13%, 08/15/29..................     13,016,460
                                                   -------------
                                                     112,825,790
                                                   -------------

                U.S. TREASURY NOTES - 6.64%

 15,000,000     6.63%, 06/30/01..................     15,079,177
  2,100,000     6.25%, 02/28/02..................      2,102,499
  2,500,000     5.75%, 10/31/02..................      2,492,575
     80,000     5.50%, 05/31/03..................         79,198
    850,000     7.25%, 05/15/04..................        886,490
  1,260,000     6.75%, 05/15/05..................      1,306,658
  1,575,000     7.00%, 07/15/06..................      1,660,790
  2,800,000     6.00%, 08/15/09..................      2,829,932
  4,125,000     6.50%, 02/15/10..................      4,319,329
  9,490,000     5.75%, 08/15/10..................      9,484,021
                                                   -------------
                                                      40,240,669
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.23%

  4,000,000     4.89%, 08/15/01, MTN N (C).......      3,800,000
    475,000     5.75%, 04/15/03..................        467,932
  4,000,000     7.13%, 02/15/05..................      4,089,120
  5,000,000     5.75%, 06/15/05..................      4,850,350
  3,000,000     6.63%, 10/15/07..................      3,015,000
  5,100,000     6.00%, 05/15/08..................      4,913,748
  4,199,000     6.38%, 06/15/09..................      4,114,390
  5,000,000     7.25%, 01/15/10..................      5,189,750
  5,700,000     6.25%, 05/15/29..................      5,336,625
    970,000     7.13%, 01/15/30..................      1,012,069
    875,000     7.25%, 05/15/30..................        927,500
                                                   -------------
                                                      37,716,484
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.59%

 $2,000,000     7.00%, 02/15/03..................  $   2,025,000
  5,000,000     6.25%, 07/15/04..................      4,956,250
 10,655,000     6.88%, 01/15/05..................     10,791,597
  3,500,000     5.75%, 03/15/09..................      3,285,625
  2,295,000     6.63%, 09/15/09..................      2,280,656
  4,500,000     6.75%, 09/15/29..................      4,476,780
                                                   -------------
                                                      27,815,908
                                                   -------------

                U.S. TREASURY STRIPS (A) - 2.82%

  9,000,000     4.86%, 05/15/08
                Interest only, (B) ..............      5,823,090
 16,500,000     4.99%, 02/15/10
                Interest only, (B) ..............      9,605,970
  5,000,000     3.91%, 02/15/19
                Principal only, (B) .............      1,687,000
                                                   -------------
                                                      17,116,060
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 1.99%

  6,000,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................      6,046,140
  4,000,000     Private Export Funding Corp.,
                Series B
                6.49%, 07/15/07..................      3,990,000
  2,000,000     Private Export Funding Corp.,
                Series H
                6.45%, 09/30/04..................      1,995,000
                                                   -------------
                                                      12,031,140
                                                   -------------

                FEDERAL HOME LOAN BANK - 1.27%

    980,000     6.88%, 07/18/02..................        986,125
  1,070,000     5.13%, 09/15/03..................      1,033,962
  6,000,000     5.80%, 09/02/08..................      5,689,140
                                                   -------------
                                                       7,709,227
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    255,455,278
                                                   -------------
                (Cost $255,694,920)

CORPORATE NOTES AND BONDS - 28.03%


                FINANCE - 7.70%

  2,000,000     Associates Corp.
                of North America,
                Series H, MTN
                7.40%, 05/03/02..................      2,017,500
  1,000,000     Associates Corp.
                of North America,
                Subordinated Note
                6.50%, 08/15/02..................        997,500
  3,750,000     Bank of New York,
                Subordinated Note
                7.88%, 11/15/02..................      3,834,375
  2,000,000     Bank One Wisconsin, Bank Note
                6.35%, 03/19/01..................      1,997,500
  1,000,000     Chase Manhattan Corp.,
                Subordinated Note
                6.50%, 08/01/05..................        972,500
  3,000,000     Comerica Bank,
                Subordinated Note
                7.25%, 06/15/07..................      2,988,750
  3,525,000     First USA Bank,
                Subordinated Note
                7.65%, 08/01/03..................      3,591,094


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                FINANCE (CONTINUED)

 $3,540,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................  $   3,566,550
    250,000     General Electric Capital Corp.
                8.30%, 09/20/09..................        269,375
  2,000,000     General Electric Capital Corp.,
                Series A, MTN
                7.50%, 05/15/05..................      2,047,500
  3,000,000     General Electric Capital Corp.,
                Series A, MTN
                7.38%, 01/19/10..................      3,093,750
  3,500,000     National Rural Utilities
                5.50%, 01/15/05..................      3,325,000
  1,025,000     National Rural Utilities
                Cooperative Finance Corp.
                6.20%, 02/01/08..................        964,781
  3,000,000     Star Bank, N.A.,
                Subordinated Note
                6.38%, 03/01/04..................      2,928,750
  2,000,000     SunTrust Bank, Atlanta,
                Subordinated Note
                7.25%, 09/15/06..................      2,007,500
  1,300,000     SunTrust Bank of
                Central Florida,
                Subordinated Note
                6.90%, 07/01/07..................      1,272,375
  1,400,000     U.S. Bank, N.A. Minnesota,
                Bank Note
                5.63%, 11/30/05..................      1,307,250
  3,400,000     US West Capital Funding, Inc.
                6.88%, 08/15/01..................      3,400,000
  1,000,000     Wachovia Corp., Senior Note
                6.93%, 10/15/03..................      1,000,000
  2,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      2,025,000
  3,000,000     Wells Fargo & Co., Senior Note
                7.20%, 05/01/03..................      3,026,250
                                                   -------------
                                                      46,633,300
                                                   -------------

                COMMUNICATIONS - 4.95%

  3,300,000     AT&T Corp.
                6.00%, 03/15/09..................      2,899,875
  1,775,000     AT&T Corp.
                6.50%, 03/15/29..................      1,397,813
  6,500,000     GTE Florida, Inc.,
                Series A, Debenture
                6.31%, 12/15/02..................      6,435,000
  1,000,000     Lucent Technologies, Inc.
                5.50%, 11/15/08..................        846,250
  1,000,000     Sprint Capital Corp.
                5.88%, 05/01/04..................        955,000
  2,000,000     Sprint Capital Corp.
                6.90%, 05/01/19..................      1,705,000
  3,300,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..................      3,245,903
  2,500,000     Time Warner, Inc.
                6.63%, 05/15/29..................      2,156,250
  1,100,000     US West Corp.
                7.63%, 06/09/03 (D)..............      1,112,375


   PAR VALUE                                              VALUE
  ----------                                           ---------

                COMMUNICATIONS (CONTINUED)

 $1,950,000     Verizon Communications,
                Debenture
                6.46%, 04/15/08..................  $   1,857,375
  2,795,000     WorldCom, Inc.
                6.13%, 04/15/02..................      2,760,063
  2,080,000     WorldCom, Inc.
                7.88%, 05/15/03..................      2,116,400
  2,500,000     WorldCom, Inc., Senior Note
                6.13%, 08/15/01..................      2,484,375
                                                   -------------
                                                      29,971,679
                                                   -------------

                CONSUMER STAPLES - 4.71%

    800,000     Abbott Laboratories
                6.40%, 12/01/06..................        789,000
  1,750,000     Becton Dickinson & Co.,
                Senior Debenture
                6.70%, 08/01/28..................      1,500,625
  1,650,000     Coca-Cola Enterprises, Inc.,
                Debenture
                7.13%, 08/01/17..................      1,548,937
  1,900,000     Colgate-Palmolive Co.,
                Series C, MTN
                5.27%, 12/01/03..................      1,812,030
  3,050,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................      2,901,312
    805,000     Massachusetts Institute
                of Technology
                7.25%, 11/02/96..................        778,837
  4,800,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (D)..............      4,596,000
    250,000     Procter & Gamble Co., Debenture
                8.50%, 08/10/09..................        272,812
  3,600,000     Procter & Gamble Co.,
                Unsubordinated Note
                6.88%, 09/15/09..................      3,577,500
  3,000,000     Sara Lee Corp., Series B, MTN
                7.40%, 03/22/02..................      3,022,500
  2,500,000     Stanford University,
                Series A, MTN
                6.88%, 02/01/24..................      2,378,125
  3,000,000     Sysco Corp., Senior Note
                7.00%, 05/01/06..................      3,026,250
  2,675,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................      2,350,656
                                                   -------------
                                                      28,554,584
                                                   -------------

                INDUSTRIAL - 3.66%

  5,070,000     Burlington Northern
                Santa Fe Corp.,
                Series H
                9.25%, 10/01/06..................      5,526,300
  1,500,000     Burlington Northern
                Santa Fe Corp.,
                Debenture
                7.00%, 12/15/25..................      1,333,125
  1,500,000     Caterpillar Financial
                Services Corp.,
                Series F, MTN
                5.47%, 09/12/01..................      1,485,000
  2,225,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,311,219


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                INDUSTRIAL (CONTINUED)

 $  500,000     Emerson Electric Co.
                5.85%, 03/15/09..................  $     461,250
  2,000,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................      1,830,000
  1,580,000     Lockheed Martin Corp.
                7.95%, 12/01/05..................      1,625,425
  3,000,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................      3,153,750
  2,000,000     Minnesota Mining &
                Manufacturing Co.,
                Debenture
                6.38%, 02/15/28..................      1,757,500
  2,500,000     Norfolk Southern Corp.,
                Senior Note
                8.63%, 05/15/10..................      2,681,250
                                                   -------------
                                                      22,164,819
                                                   -------------

                ENERGY - 3.49%

  1,900,000     Atlantic Richfield Co.
                5.90%, 04/15/09..................      1,767,000
  3,535,000     Coastal Corp.
                7.75%, 06/15/10..................      3,583,606
  3,000,000     Conoco, Inc., Senior Note
                5.90%, 04/15/04..................      2,895,000
  1,560,000     Conoco, Inc., Senior Note
                6.35%, 04/15/09..................      1,489,800
  3,000,000     Enron Corp.
                7.88%, 06/15/03..................      3,056,250
  3,050,000     Phillips Petroleum Co.
                8.75%, 05/25/10..................      3,335,938
  3,000,000     Tosco Corp.
                8.13%, 02/15/30..................      3,045,000
  2,000,000     Union Oil Co. of California
                6.38%, 02/01/04..................      1,950,000
                                                   -------------
                                                      21,122,594
                                                   -------------

                UTILITIES - 1.23%

  1,275,000     Dominion Resources, Inc.,
                Series B, Senior Note
                7.63%, 07/15/05..................      1,287,847
  3,395,000     Hydro-Quebec
                8.63%, 05/20/02 (E)..............      3,470,369
  2,750,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................      2,667,500
                                                   -------------
                                                       7,425,716
                                                   -------------

                BASIC MATERIALS - 0.96%

  5,695,000     International Paper Co.
                8.13%, 07/08/05 (D)..............      5,837,375
                                                   -------------


   PAR VALUE                                              VALUE
  ----------                                           ---------

                CONSUMER CYCLICAL - 0.77%

 $1,650,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................  $   1,563,375
  3,000,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................      3,123,750
                                                   -------------
                                                       4,687,125
                                                   -------------

                TECHNOLOGY - 0.56%

    880,000     Hewlett-Packard Co.
                7.15%, 06/15/05..................        882,200
  2,500,000     IBM Corp.
                7.25%, 11/01/02..................      2,521,875
                                                   -------------
                                                       3,404,075
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .    169,801,267
                                                   -------------
                (Cost $171,752,678)

MORTGAGE-BACKED SECURITIES - 14.98%


                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.21%

    505,982     6.50%, 05/01/06, Pool # 348137...        500,416
    764,773     6.60%, 11/01/07, Pool # 375483...        754,397
    897,929     6.57%, 12/01/07, Pool # 375567...        884,438
  1,083,614     6.58%, 12/01/07, Pool # 380013...      1,067,610
  1,469,341     6.12%, 10/01/08, Pool # 380999...      1,411,026
  2,469,442     6.50%, 05/01/11, Pool # 250554...      2,425,708
    756,364     6.00%, 03/01/13, Pool # 417118...        728,470
    727,952     6.00%, 04/01/13, Pool # 412825...        701,105
  1,622,741     6.00%, 05/01/13, Pool # 424339...      1,562,894
  1,223,196     6.00%, 12/25/16,
                Series G22, Class G .............      1,157,828
  1,414,635     6.75%, 04/25/21, Pool # 0096-4...      1,403,572
  3,986,500     6.50%, 06/01/28, Pool # 431718...      3,833,259
    991,927     6.00%, 06/01/29, Pool # 500303...        929,932
    975,456     6.00%, 07/01/29, Pool # 501225...        914,490
  2,237,730     8.00%, 02/01/30, Pool # 526338...      2,264,986
    762,544     8.00%, 02/01/30, Pool # 529898...        771,832
  1,987,155     7.00%, 03/01/30, Pool # 534267...      1,946,776
  1,988,034     7.50%, 03/01/30, Pool # 530327...      1,984,912
  2,936,144     8.00%, 03/01/30, Pool # 533977...      2,971,906
  8,924,251     8.00%, 04/01/30, Pool # 537033...      9,032,949
  2,323,707     8.50%, 04/01/30, Pool # 533999...      2,374,526
  3,991,203     8.50%, 04/01/30, Pool # 535270...      4,078,491
                                                   -------------
                                                      43,701,523
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.51%

    215,604     6.50%, 03/15/13, Pool # 458165...        212,640
     65,640     6.50%, 03/15/13, Pool # 463723...         64,737
    219,854     6.50%, 04/15/13, Pool # 466013...        216,831
    247,161     6.50%, 04/15/13, Pool # 473476...        243,763
    266,092     6.50%, 05/15/13, Pool # 433742...        262,434
     99,893     6.50%, 05/15/13, Pool # 450021...         98,520
    116,505     6.50%, 05/15/13, Pool # 476292...        114,903
    309,450     6.50%, 10/15/13, Pool # 434017...        305,195
  1,672,515     6.50%, 10/15/13, Pool # 471586...      1,649,518
    116,420     6.50%, 10/15/13, Pool # 484576...        114,819


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $  892,543     6.50%, 11/15/13, Pool # 454228...  $     880,271
    734,215     6.50%, 11/15/13, Pool # 477529...        724,119
    258,814     6.50%, 07/15/14, Pool # 513006...        254,769
    786,904     6.50%, 08/15/14, Pool # 510894...        774,605
    762,697     6.75%, 07/20/22,
                Pool # 008022 (C) ...............        769,493
  1,267,404     7.00%, 11/15/22, Pool # 330551...      1,253,539
  1,036,421     7.00%, 10/15/23, Pool # 369348...      1,024,762
     90,143     8.00%, 06/15/25, Pool # 410041...         91,721
    150,559     8.00%, 10/15/25, Pool # 399781...        153,194
     63,783     8.00%, 01/15/26, Pool # 417061...         64,880
    103,469     8.00%, 02/15/26, Pool # 423487...        105,248
  2,305,094     7.50%, 04/15/26, Pool # 345614...      2,314,453
     38,555     8.00%, 05/15/26, Pool # 423253...         39,218
     41,775     8.00%, 05/15/26, Pool # 432681...         42,493
  4,025,667     7.00%, 06/15/26, Pool # 780518...      3,970,314
    318,679     8.00%, 06/15/26, Pool # 345638...        324,157
     45,259     7.50%, 02/15/27, Pool # 433448...         45,429
    879,997     8.00%, 03/15/27, Pool # 442009...        894,843
    879,415     6.50%, 06/15/28, Pool # 476350...        848,909
    934,026     6.50%, 01/15/29, Pool # 482909...        901,624
  2,977,364     7.00%, 01/15/29, Pool # 499333...      2,934,579
  3,237,019     7.00%, 02/15/29, Pool # 486937...      3,190,471
     22,705     6.50%, 03/15/29, Pool # 464613...         21,917
  1,456,392     7.00%, 08/15/29, Pool # 509742...      1,435,449
  1,106,544     7.00%, 09/15/29, Pool # 510394...      1,090,632
    397,565     7.00%, 09/15/29, Pool # 517865...        391,848
  1,386,617     7.50%, 09/15/29, Pool # 466158...      1,391,373
    501,645     7.00%, 10/15/29, Pool # 510559...        494,431
    220,386     7.00%, 02/15/30, Pool # 516433...        217,217
  1,489,316     7.00%, 02/15/30, Pool # 528631...      1,467,900
    993,093     7.50%, 03/15/30, Pool # 515605...        996,499
    994,989     7.50%, 03/15/30, Pool # 529283...        998,402
                                                   -------------
                                                      33,392,119
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.76%

    346,074     7.75%, 09/01/05, Pool # 140661...        349,483
  1,881,636     7.00%, 12/01/14,
                Pool # E79780, Gold .............      1,870,459
  3,000,000     6.00%, 04/15/22, Pool # 2118QC...      2,849,040
  2,234,836     6.00%, 11/01/28,
                Pool # C00680, Gold .............      2,097,260
  3,451,455     8.00%, 06/01/30,
                Pool # C39573, Gold .............      3,497,808
                                                   -------------
                                                      10,664,050
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.50%

    834,407     Prudential Home Mortgage
                Securities
                Series 1993-38, Class A-3, CMO
                6.15%, 09/25/23..................        820,322
  2,264,518     Rural Housing Trust
                Series 1987-1,
                Class 1-D, CMO
                6.33%, 04/01/26..................      2,212,151
                                                   -------------
                                                       3,032,473
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES      90,790,165
                                                   -------------
                (Cost $90,852,868)


   PAR VALUE                                              VALUE
  ----------                                           ---------

ASSET-BACKED SECURITIES - 9.58%

 $2,050,000     American Express Credit Account
                Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................  $   1,985,282
  3,000,000     Chemical Master
                Credit Card Trust
                Series 1995-3, Class A
                6.23%, 04/15/05..................      2,974,680
    700,000     Chemical Master
                Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................        674,625
  3,000,000     Citibank Credit Card
                Issuance Trust
                Series 2000-A1, Class A1
                6.90%, 10/17/07..................      3,008,553
  3,000,000     Citibank Credit Card
                Master Trust
                Series 1998-9, Class A
                5.30%, 01/09/06..................      2,882,790
  3,295,000     Citibank Credit Card
                Master Trust
                Series 1999-7, Class A
                6.65%, 11/15/06..................      3,278,525
  6,000,000     Citibank Credit Card
                Master Trust I
                Series 1998-6
                5.85%, 04/10/03..................      5,968,080
  6,000,000     DaimlerChrysler Auto Trust
                Series 2000-C, Class A4
                6.85%, 11/06/05..................      6,028,106
  2,000,000     Discover Card Master Trust
                Series 1999-3, Class A
                6.73%, 09/16/04..................      2,001,240
  6,500,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A5
                6.52%, 09/15/03..................      6,483,750
  3,000,000     Ford Credit Auto Owner Trust
                Series 2000-A, Class A4
                7.09%, 11/17/03..................      3,015,000
  1,800,000     Ford Credit Auto Owner Trust
                Series 2000-C, Class A4
                7.24%, 02/15/04..................      1,816,308
  3,000,000     Ford Credit Auto Owner Trust
                Series 2000-F, Class A2
                6.56%, 05/15/04..................      2,994,021
  3,000,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................      2,896,860
  4,000,000     MBNA Master Credit Card Trust
                Series 1999-J, Class A
                7.00%, 02/15/12..................      4,019,900
  3,000,000     MBNA Master Credit Card Trust
                Series 1999-M, Class A
                6.60%, 04/16/07..................      2,988,345
  5,000,000     USAA Auto Owner Trust
                Series 2000-1, Class A4
                6.98%, 06/15/05..................      5,049,425
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     58,065,490
                                                   -------------
                (Cost $57,745,656)


                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

OCTOBER 31, 2000


   PAR VALUE                                              VALUE
  ----------                                           ---------

FOREIGN BONDS - 3.67%

 $2,750,000     Government of Canada
                5.63%, 02/19/03 (F)..............  $   2,695,275
  1,500,000     Heinz (H.J.) Co.
                5.75%, 02/03/03 (E)..............      1,460,400
  2,230,000     Inter-American Development Bank
                7.00%, 06/16/03 (F)..............      2,260,663
  3,000,000     International Bank of
                Reconstruction & Development
                7.00%, 01/27/05 (F)..............      3,052,500
  2,525,000     Province of Manitoba,
                Series EM, Unsubordinated Note
                7.50%, 02/22/10 (F)..............      2,627,192
  3,395,000     Province of Ontario,
                Senior Unsubordinated Note
                7.38%, 01/27/03 (F)..............      3,445,925
  7,300,000     Province of Quebec,
                Senior Unsubordinated Note
                5.75%, 02/15/09 (F)..............      6,706,875
                                                   -------------
                TOTAL FOREIGN BONDS .............     22,248,830
                                                   -------------
                (Cost $22,260,850)


   PAR VALUE                                              VALUE
  ----------                                           ---------

REPURCHASE AGREEMENT - 0.49%

 $2,936,000     Repurchase Agreement with:
                State Street Bank
                6.55%, 11/01/2000,
                dated 10/31/2000
                Repurchase Price $2,936,534
                (Collateralized by
                U.S. Treasury Note
                7.00%, Due 07/15/2006;
                Total Par $2,790,000
                Market Value $2,999,894).........  $   2,936,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      2,936,000
                                                   -------------
                (Cost $2,936,000)
TOTAL INVESTMENTS - 98.91%.......................    599,297,030
                                                   -------------
(Cost $601,242,972)
NET OTHER ASSETS AND LIABILITIES - 1.09%.........      6,616,369
                                                   -------------
NET ASSETS - 100.00%.............................  $ 605,913,399
                                                   =============

---------------------------------------
(A)    Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C Floating rate note. Interest rate shown reflects rate in effect at October 31, 2000.
(D) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2000, these securities amounted to $11,545,750 or 1.91% of net assets.
(E)    Euro-Dollar Bond
(F)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------   -------------  -------------


ASSETS:
   Investments (Note 2):
     Investments at cost..................................    $ 118,595,492  $ 508,798,718   $  89,767,943  $ 598,306,972
     Repurchase agreements................................        5,339,000      6,385,000         529,000      2,936,000
     Net unrealized depreciation on investments...........         (454,355)    (1,461,435)     (1,726,381)    (1,945,942)
                                                              -------------  -------------   -------------  -------------
       Total investments at value.........................      123,480,137    513,722,283      88,570,562    599,297,030
   Cash...................................................            7,178         13,792           3,532         21,797
   Receivable for investments sold........................               --             --          99,096      4,021,858
   Receivable for shares sold.............................           51,964        148,743         130,526        340,615
   Interest and dividends receivable......................        1,368,586      6,098,564       1,411,059      9,423,233
                                                              -------------  -------------   -------------  -------------
       Total Assets.......................................      124,907,865    519,983,382      90,214,775    613,104,533
                                                              -------------  -------------   -------------  -------------

LIABILITIES:
   Dividends payable......................................          305,583      2,028,370         253,255      1,969,468
   Payable for investments purchased......................               --      3,711,326          84,439      3,445,887
   Payable for shares repurchased.........................          190,611        625,648         179,926      1,353,713
   Advisory fee payable (Note 3)..........................           52,894        240,181          41,757        284,881
   Payable to Fleet affiliates (Note 3)...................            3,003          9,930           3,232         25,654
   Payable to Administrator (Note 3)......................            9,715         46,912          10,173         52,665
   Trustees' fees and expenses payable (Note 3)...........            2,743         13,544           3,999         10,980
   Accrued expenses and other payables....................           34,858         40,045          38,051         47,886
                                                              -------------  -------------   -------------  -------------
       Total Liabilities..................................          599,407      6,715,956         614,832      7,191,134
                                                              -------------  -------------   -------------  -------------
NET ASSETS................................................    $ 124,308,458  $ 513,267,426   $  89,599,943  $ 605,913,399
                                                              =============  =============   =============  =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

OCTOBER 31, 2000

                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                BOND FUND     INCOME FUND      BOND FUND       BOND FUND
                                                              -------------  -------------   -------------  -------------
NET ASSETS CONSIST OF:
   Par value (Note 5).....................................    $      12,613  $      51,606   $       8,835  $      58,529
   Paid-in capital in excess of par value.................      133,796,936    554,319,606      94,777,725    627,532,485
   Undistributed net investment income....................           10,416        284,447           4,954         69,744
   Accumulated net realized (loss) on investments sold....       (9,057,152)   (39,926,798)     (3,465,190)   (19,801,417)
   Unrealized depreciation of investments.................         (454,355)    (1,461,435)     (1,726,381)    (1,945,942)
                                                              -------------  -------------   -------------  -------------
TOTAL NET ASSETS..........................................    $ 124,308,458  $ 513,267,426   $  89,599,943  $ 605,913,399
                                                              =============  =============   =============  =============

Retail A Shares:
   Net Assets.............................................    $  20,393,852  $  47,548,207   $          --  $  33,429,355
   Shares of beneficial interest outstanding..............        2,069,294      4,780,629              --      3,229,142
   NET ASSET VALUE and redemption price per share.........    $        9.86  $        9.95   $          --  $       10.35
   Sales charge - 3.75% of offering price.................             0.38           0.39              --           0.40
                                                              -------------  -------------   -------------  -------------
   Maximum offering price per share.......................    $       10.24  $       10.34   $          --  $       10.75
                                                              =============  =============   =============  =============

Retail B Shares:
   Net Assets.............................................    $     839,705  $   1,765,080             N/A  $   5,774,688
   Shares of beneficial interest outstanding..............           85,202        177,466             N/A        557,815
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE and offering price per share*..........    $        9.86  $        9.95             N/A  $       10.35
                                                              =============  =============   =============  =============

Trust Shares:
   Net Assets.............................................    $  83,876,437  $ 451,501,456   $  89,599,943  $ 558,788,763
   Shares of beneficial interest outstanding..............        8,510,561     45,395,701       8,835,332     53,977,307
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE, offering and redemption price per share   $        9.86  $        9.95   $       10.14  $       10.35
                                                              =============  =============   =============  =============

Prime A Shares:
   Net Assets.............................................               --             --             N/A  $      33,795
   Shares of beneficial interest outstanding..............               --             --             N/A          3,264
   NET ASSET VALUE and redemption price per share.........               --             --             N/A  $       10.35
   Sales charge - 4.75% of offering price.................               --             --             N/A           0.52
                                                              -------------  -------------   -------------  -------------
   Maximum offering price per share.......................               --             --             N/A  $       10.87
                                                              =============  =============   =============  =============

Prime B Shares:
   Net Assets.............................................               --             --             N/A  $     261,729
   Shares of beneficial interest outstanding..............               --             --             N/A         25,282
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE and offering price per share*..........               --             --             N/A  $       10.35
                                                              =============  =============   =============  =============

BKB Shares:
   Net Assets.............................................    $  19,198,464  $  12,452,683             N/A  $   7,625,069
   Shares of beneficial interest outstanding..............        1,947,998      1,252,038             N/A        736,559
                                                              -------------  -------------   -------------  -------------
   NET ASSET VALUE, offering and redemption price per share   $        9.86  $        9.95             N/A  $       10.35
                                                              =============  =============   =============  =============

--------------------------------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                           INTERMEDIATE
                                                           SHORT-TERM       GOVERNMENT         CORPORATE       HIGH QUALITY
                                                            BOND FUND       INCOME FUND        BOND FUND        BOND FUND
                                                         --------------    -------------     -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2).................................    $    5,199,351    $  24,684,013     $   5,862,561    $  27,568,200
                                                         --------------    -------------     -------------    -------------
     Total investment income.........................         5,199,351       24,684,013         5,862,561       27,568,200
                                                         --------------    -------------     -------------    -------------

EXPENSES:
   Investment advisory fee (Note 3)..................           611,074        2,802,040           642,998        3,051,530
   Administration fee (Note 3).......................            56,947          262,665            60,936          284,931
   Custodian fee.....................................            22,395           40,365            20,844           48,334
   Fund accounting fee (Note 3)......................            55,739           91,763            52,092           98,555
   Professional fees (Note 3)........................            35,199           30,978            19,536           37,588
   Transfer agent fee (Note 3).......................            42,426          129,250            45,895          389,522
   Shareholder services and 12b-1 fees (Note 3)......            44,873           85,480                --          107,926
   Trustees' fees and expenses (Note 3)..............             2,221           10,073             3,577            9,122
   Amortization of organization costs (Note 2).......                --               --               448               --
   Reports to shareholders...........................            16,216           29,450            28,440           48,103
   Miscellaneous.....................................            40,676           55,616            12,150           83,452
                                                         --------------    -------------     -------------    -------------
     Total expenses before reimbursement/waiver......           927,766        3,537,680           886,916        4,159,063
                                                         --------------    -------------     -------------    -------------
     Less: reimbursement/waiver (Note 4).............          (206,646)        (756,962)         (173,466)        (827,191)
                                                         --------------    -------------     -------------    -------------
     Total expenses net of reimbursement/waiver......           721,120        2,780,718           713,450        3,331,872
                                                         --------------    -------------     -------------    ------------,
NET INVESTMENT INCOME................................         4,478,231       21,903,295         5,149,111       24,236,328
                                                         --------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (NOTE 2 & 6):
   Net realized (loss) on investments sold...........          (510,764)      (2,882,294)         (722,205)      (3,929,042)
   Net change in unrealized appreciation
     of investments*.................................         1,195,272        8,711,539           598,236       11,034,381
                                                         --------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................           684,508        5,829,245          (123,969)       7,105,339
                                                         --------------    -------------     -------------    -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.........................    $    5,162,739    $  27,732,540     $   5,025,142    $  31,341,667
                                                         ==============    =============     =============    =============

---------------------------------------------------------
* Net change in unrealized appreciation of investments does not include unrealized depreciation in connection with the acquisition of the Boston 1784 Funds (see Note 9).

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  INTERMEDIATE GOVERNMENT
                                                                   SHORT-TERM BOND FUND                  INCOME FUND
                                                                --------------------------       ----------------------------
                                                                  YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                    2000           1999              2000           1999
                                                                ------------   -----------       -------------   ------------
NET ASSETS AT BEGINNING OF PERIOD.............................  $ 56,903,078    $ 68,224,850     $ 292,417,679   $306,627,909
                                                                ------------    ------------     -------------   ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................     4,478,231       3,035,700        21,903,295     16,672,797
   Net realized gain (loss) on investments sold...............      (510,764)         51,351        (2,882,294)    (3,699,849)
   Net change in unrealized appreciation
        (depreciation) of investments ........................     1,195,272      (1,554,809)        8,711,539    (15,849,529)
                                                                ------------    ------------     -------------   ------------
     Net increase (decrease) in net assets
        resulting from operations ............................     5,162,739       1,532,242        27,732,540     (2,876,581)
                                                                ------------    ------------     -------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................    (1,178,804)     (1,268,353)       (2,901,993)    (3,300,117)
                                                                ------------    ------------     -------------   ------------

   RETAIL B SHARES:
     Net investment income....................................       (45,593)        (35,835)          (69,431)       (27,129)
                                                                ------------    ------------     -------------   ------------

   TRUST SHARES:
     Net investment income....................................    (3,037,024)     (1,693,636)      (19,066,951)   (13,345,551)
                                                                ------------    ------------     -------------   ------------

   BKB SHARES:
     Net investment income....................................      (418,520)             --          (282,902)            --
                                                                ------------    ------------     -------------   ------------

   Total Dividends to shareholders............................    (4,679,941)     (2,997,824)      (22,321,277)   (16,672,797)
                                                                ------------    ------------     -------------   ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1)...........    66,922,582      (9,856,190)      215,438,484      5,339,148
                                                                ------------    ------------     -------------   ------------
   Net increase (decrease) in net assets......................    67,405,380     (11,321,772)      220,849,747    (14,210,230)
                                                                ------------    ------------     -------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................  $124,308,458    $ 56,903,078     $ 513,267,426   $292,417,679
                                                                ============    ============     =============   ============

(A) Undistributed net investment income.......................  $     10,416    $    201,761     $     284,447    $   418,658
                                                                ============    ============     =============   ============

----------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 33 - 34.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

                                                                    CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                ---------------------------      ---------------------------
                                                                  YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                    2000           1999              2000           1999
                                                                -----------     -----------      ------------    -----------


NET ASSETS AT BEGINNING OF PERIOD.............................  $79,382,000     $83,564,654      $287,566,327   $268,441,362
                                                                -----------     -----------      ------------   ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................    5,149,111       4,640,572        24,236,328     15,219,378
   Net realized loss on investments sold......................     (722,205)       (559,771)       (3,929,042)    (1,517,657)
   Net change in unrealized appreciation
        (depreciation) of investments                               598,236      (4,858,917)       11,034,381    (21,199,859)
                                                                -----------     -----------      -----------    -----------
     Net increase (decrease) in net assets resulting
        from operations                                           5,025,142        (778,116)       31,341,667     (7,498,138)
                                                                -----------     -----------      -----------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................          N/A             N/A        (2,167,004)    (2,585,461)
     Net realized gain on investments.........................          N/A             N/A                --       (406,430)
                                                                -----------     -----------      ------------   ------------
       Total Dividends........................................          N/A             N/A        (2,167,004)    (2,991,891)
                                                                -----------     -----------      ------------   ------------

   RETAIL B SHARES:
     Net investment income....................................          N/A             N/A          (310,534)      (313,178)
     Net realized gain on investments.........................          N/A             N/A                --        (48,125)
                                                                -----------     -----------      ------------   -----------
       Total Dividends........................................          N/A             N/A          (310,534)      (361,303)
                                                                -----------     -----------      ------------   ------------

   TRUST SHARES:
     Net investment income....................................   (5,409,494)     (4,640,572)      (21,835,257)   (12,365,223)
     Net realized gain on investments.........................           --              --                --     (1,827,182)
                                                                -----------     -----------      ------------   ------------
       Total Dividends........................................   (5,409,494)     (4,640,572)      (21,835,257)   (14,192,405)
                                                                -----------     -----------      ------------   ------------

   PRIME A SHARES:
     Net investment income....................................          N/A             N/A              (937)        (1,308)
     Net realized gain on investments.........................          N/A             N/A                --           (411)
                                                                -----------     -----------      ------------   ------------
       Total Dividends........................................          N/A             N/A              (937)        (1,719)
                                                                -----------     -----------      ------------   ------------

   PRIME B SHARES:
     Net investment income....................................          N/A             N/A           (13,849)       (10,096)
     Net realized gain on investments.........................          N/A             N/A                --           (494)
                                                                -----------     -----------      ------------   ------------
       Total Dividends........................................          N/A             N/A           (13,849)       (10,590)
                                                                -----------     -----------      ------------   ------------

   BKB SHARES:
     Net investment income....................................          N/A             N/A          (187,125)            --
     Net realized gain on investments.........................          N/A             N/A                --             --
                                                                -----------     -----------      ------------   ------------
       Total Dividends........................................          N/A             N/A          (187,125)            --
                                                                -----------     -----------      ------------   ------------

   Total Dividends to shareholders............................   (5,409,494)     (4,640,572)      (24,514,706)   (17,557,908)
                                                                -----------     -----------      ------------   ------------

NET INCREASE FROM SHARE TRANSACTIONS (1)......................   10,602,295       1,236,034       311,520,111     44,181,011
                                                                -----------     -----------      ------------   ------------
   Net increase (decrease) in net assets......................   10,217,943      (4,182,654)      318,347,072     19,124,965
                                                                -----------     -----------      ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................  $89,599,943     $79,382,000      $605,913,399   $287,566,327
                                                                ===========     ===========      ============   ============

(A) Undistributed net investment income.......................  $     4,954     $   260,383       $    69,744   $    280,469
                                                                ===========     ===========      ============   ============

---------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 35.


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY

                                                                                         SHORT-TERM BOND FUND
                                                                                      --------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                --------------------------------------
                                                                                  2000                             1999
                                                                          ----------------------          ----------------------
                                                                          SHARES          DOLLARS         SHARES          DOLLARS
                                                                      --------------    ------------   ------------    ------------
RETAIL A SHARES:
Sold .............................................................         1,870,282    $ 18,332,555      2,649,070    $ 26,400,028
Issued to shareholders in reinvestment of dividends...............           100,699         985,283        111,011       1,090,190
Repurchased.......................................................        (2,401,242)    (23,529,002)    (3,137,758)    (31,264,721)
                                                                      --------------    ------------   ------------    ------------
   Net decrease in shares outstanding.............................          (430,261)   $ (4,211,164)      (377,677)   $ (3,774,503)
                                                                      ==============    ============   ============    ============

RETAIL B SHARES:
Sold .............................................................            39,239    $    385,612         31,480    $    314,056
Issued to shareholders in reinvestment of dividends...............             3,709          36,233          2,980          29,447
Repurchased.......................................................           (40,101)       (391,961)       (59,672)       (596,974)
                                                                      --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................             2,847    $     29,884        (25,212)   $   (253,471)
                                                                      ==============    ============   ============    ============

TRUST SHARES:
Sold .............................................................           722,435    $  7,073,517        513,395    $  5,131,414
Issued in connection with acquisition (Note 9)....................        11,061,444     108,194,361             --              --
Issued to shareholders in reinvestment of dividends...............           119,604       1,171,436         77,948         765,143
Repurchased.......................................................        (6,580,694)    (64,377,825)    (1,172,148)    (11,724,773)
                                                                      --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................         5,322,789    $ 52,061,489       (580,805)   $ (5,828,216)
                                                                      ==============    ============   ============    ============

BKB SHARES:
Sold .............................................................            89,665    $    874,213            N/A             N/A
Issued in connection with acquisition (Note 9)....................         2,139,391      20,925,840            N/A             N/A
Issued to shareholders in reinvestment of dividends...............            37,415         367,676            N/A             N/A
Repurchased.......................................................          (318,473)     (3,125,356)           N/A             N/A
                                                                      --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................         1,947,998    $ 19,042,373            N/A             N/A
                                                                      ==============    ============   ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY

                                                                                        INTERMEDIATE GOVERNMENT
                                                                                              INCOME FUND
                                                                                      --------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                --------------------------------------
                                                                                    2000                           1999
                                                                          ----------------------          ----------------------
                                                                          SHARES          DOLLARS         SHARES          DOLLARS
                                                                      --------------    ------------   ------------    ------------
RETAIL A SHARES:
Sold .............................................................           727,407    $  7,106,776        991,566    $ 10,176,855
Issued to shareholders in reinvestment of dividends...............           233,635       2,287,887        254,097       2,559,568
Repurchased.......................................................        (1,908,768)    (18,681,570)    (1,884,668)    (19,108,917)
                                                                      --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................          (947,726)   $ (9,286,907)      (639,005)   $ (6,372,494)
                                                                      ==============    ============   ============    ============

RETAIL B SHARES:
Sold .............................................................           103,897    $  1,017,002        143,750    $  1,457,973
Issued to shareholders in reinvestment of dividends...............             6,546          64,247          2,260          22,337
Repurchased.......................................................           (43,079)       (422,731)       (35,908)       (362,484)
                                                                      --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................            67,364    $    658,518        110,102    $  1,117,826
                                                                      ==============    ============   ============    ============

TRUST SHARES:
Sold .............................................................         4,754,155    $ 46,237,557      4,284,192    $ 43,486,208
Issued in connection with acquisition (Note 9)....................        23,087,034     227,157,843             --              --
Issued to shareholders in reinvestment of dividends...............           386,986       3,791,756        349,318       3,528,720
Repurchased.......................................................        (6,666,272)    (65,420,940)    (3,631,847)    (36,421,112)
                                                                      --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................        21,561,903    $211,766,216      1,001,663    $ 10,593,816
                                                                      ==============    ============   ============    ============

PRIME A SHARES:
Sold .............................................................               N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............               N/A             N/A            N/A             N/A
Repurchased.......................................................               N/A             N/A            N/A             N/A
                                                                      --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................               N/A             N/A            N/A             N/A
                                                                      ==============    ============   ============    ============

PRIME B SHARES:
Sold .............................................................               N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............               N/A             N/A            N/A             N/A
Repurchased.......................................................               N/A             N/A            N/A             N/A
                                                                      --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................               N/A             N/A            N/A             N/A
                                                                      ==============    ============   ============    ============

BKB SHARES:
Sold .............................................................            18,730    $    164,371            N/A             N/A
Issued in connection with acquisition (Note 9)....................         1,590,993      15,654,093            N/A             N/A
Issued to shareholders in reinvestment of dividends...............            21,243         210,316            N/A             N/A
Repurchased.......................................................          (378,928)     (3,728,123)           N/A             N/A
                                                                      --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................         1,252,038    $ 12,300,657            N/A             N/A

                                                                                        CORPORATE BOND FUND
                                                                                    --------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                              --------------------------------------
                                                                                  2000                           1999
                                                                        ----------------------          ----------------------
                                                                        SHARES          DOLLARS         SHARES          DOLLARS
                                                                    --------------    ------------   ------------    ------------
RETAIL A SHARES:
Sold .............................................................             N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............             N/A             N/A            N/A             N/A
Repurchased.......................................................             N/A             N/A            N/A             N/A
                                                                    --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................             N/A             N/A            N/A             N/A
                                                                    ==============    ============   ============    ============

RETAIL B SHARES:
Sold .............................................................             N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............             N/A             N/A            N/A             N/A
Repurchased.......................................................             N/A             N/A            N/A             N/A
                                                                    --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................             N/A             N/A            N/A             N/A
                                                                    ==============    ============   ============    ============

TRUST SHARES:
Sold .............................................................       2,978,094    $ 29,826,808      1,552,757    $ 16,506,253
Issued in connection with acquisition (Note 9)....................              --              --             --              --
Issued to shareholders in reinvestment of dividends...............         250,577       2,518,842        225,160       2,407,438
Repurchased.......................................................      (2,163,149)    (21,743,355)    (1,674,792)    (17,677,657)
                                                                    --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................       1,065,522    $ 10,602,295        103,125    $  1,236,034
                                                                    ==============    ============   ============    ============

PRIME A SHARES:
Sold .............................................................             N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............             N/A             N/A            N/A             N/A
Repurchased.......................................................             N/A             N/A            N/A             N/A
                                                                    --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................             N/A             N/A            N/A             N/A
                                                                    ==============    ============   ============    ============

PRIME B SHARES:
Sold .............................................................             N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............             N/A             N/A            N/A             N/A
Repurchased.......................................................             N/A             N/A            N/A             N/A
                                                                    --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................             N/A             N/A            N/A             N/A
                                                                    ==============    ============   ============    ============

BKB SHARES:
Sold .............................................................             N/A             N/A            N/A             N/A
Issued in connection with acquisition (Note 9)....................             N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............             N/A             N/A            N/A             N/A
Repurchased.......................................................             N/A             N/A            N/A             N/A
                                                                    --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................             N/A             N/A            N/A             N/A
                                                                    ==============    ============   ============    ============

                                                                                       HIGH QUALITY BOND FUND
                                                                                   --------------------------
                                                                                     YEARS ENDED OCTOBER 31,
                                                                             --------------------------------------
                                                                                 2000                           1999
                                                                       ----------------------          ----------------------
                                                                       SHARES          DOLLARS         SHARES          DOLLARS
                                                                   --------------    ------------   ------------    ------------
RETAIL A SHARES:
Sold .............................................................        564,025    $  5,742,399      1,977,732    $ 21,457,219
Issued to shareholders in reinvestment of dividends...............        188,937       1,924,737        251,778       2,682,994
Repurchased.......................................................     (1,710,958)    (17,391,998)    (2,138,328)    (22,644,891)
                                                                   --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................       (957,996)   $ (9,724,862)        91,182    $  1,495,322
                                                                   ==============    ============   ============    ============

RETAIL B SHARES:
Sold .............................................................        110,687    $  1,124,346        329,766    $  3,562,927
Issued to shareholders in reinvestment of dividends...............         22,692         230,997         26,426         282,560
Repurchased.......................................................       (214,813)     (2,182,371)      (200,809)     (2,119,911)
                                                                   --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................        (81,434)   $   (827,028)       155,383    $  1,725,576
                                                                   ==============    ============   ============    ============

TRUST SHARES:
Sold .............................................................     10,026,402    $102,157,244      7,573,939    $ 80,582,877
Issued in connection with acquisition (Note 9)....................     28,577,262     292,464,740             --              --
Issued to shareholders in reinvestment of dividends...............        952,843       9,712,483        881,636       9,324,509
Repurchased.......................................................     (8,782,952)    (89,698,719)    (4,636,948)    (49,305,977)
                                                                   --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................     30,773,555    $314,635,748      3,818,627    $ 40,601,409
                                                                   ==============    ============   ============    ============

PRIME A SHARES:
Sold .............................................................          2,302    $     23,773          4,700    $     52,116
Issued to shareholders in reinvestment of dividends...............             40             397              6              70
Repurchased.......................................................           (647)         (6,579)        (3,137)        (33,508)
                                                                   --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................          1,695    $     17,591          1,569    $     18,678
                                                                   ==============    ============   ============    ============

PRIME B SHARES:
Sold .............................................................            907    $      9,150         33,422    $    359,496
Issued to shareholders in reinvestment of dividends...............          1,176          11,970            897           9,403
Repurchased.......................................................         (8,310)        (83,968)        (2,810)        (28,862)
                                                                   --------------    ------------   ------------    ------------
   Net increase (decrease) in shares outstanding..................         (6,227)   $    (62,848)        31,509    $    340,037
                                                                   ==============    ============   ============    ============

BKB SHARES:
Sold .............................................................          7,621    $     78,057            N/A             N/A
Issued in connection with acquisition (Note 9)....................      1,055,977      10,807,053            N/A             N/A
Issued to shareholders in reinvestment of dividends...............         15,725         161,973            N/A             N/A
Repurchased.......................................................       (342,764)     (3,565,573)           N/A             N/A
                                                                   --------------    ------------   ------------    ------------
   Net increase in shares outstanding.............................        736,559    $  7,481,510            N/A             N/A
                                                                   ==============    ============   ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      34-35

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS
                              --------------------------------------  ------------------------------------

                                                NET
                    NET                    REALIZED AND      TOTAL     DIVIDEND     DIVIDENDS
                ASSET VALUE,     NET        UNREALIZED       FROM      FROM NET     FROM NET
                 BEGINNING    INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED       TOTAL
                 OF PERIOD    INCOME (A)    INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS
                -----------   ----------  --------------  ----------  ----------  -------------  ---------
RETAIL A
10/31/00           $ 9.86     $ 0.52(4)     $ 0.03         $ 0.55      $(0.55)        $ --       $ (0.55)
10/31/99            10.10       0.49         (0.25)          0.24       (0.48)          --         (0.48)
10/31/98            10.01       0.51          0.11           0.62       (0.53)          --         (0.53)
10/31/97             9.99       0.53          0.02           0.55       (0.53)          --         (0.53)
10/31/96            10.06       0.52         (0.07)          0.45       (0.52)          --         (0.52)

RETAIL B
10/31/00             9.86       0.45(4)       0.03           0.48       (0.48)          --         (0.48)
10/31/99            10.10       0.42         (0.25)          0.17       (0.41)          --         (0.41)
10/31/98            10.01       0.45          0.11           0.56       (0.47)          --         (0.47)
10/31/97             9.99       0.46          0.03           0.49       (0.47)          --         (0.47)
10/31/96(1)         10.09       0.31         (0.10)          0.21       (0.31)          --         (0.31)

TRUST
10/31/00             9.86       0.54(4)       0.03           0.57       (0.57)          --         (0.57)
10/31/99            10.10       0.51         (0.25)          0.26       (0.50)          --         (0.50)
10/31/98            10.01       0.54          0.11           0.65       (0.56)          --         (0.56)
10/31/97             9.99       0.54          0.02           0.56       (0.54)          --         (0.54)
10/31/96            10.06       0.55         (0.07)          0.48       (0.55)          --         (0.55)

BKB
10/31/00(2)          9.78       0.20(4)       0.08           0.28       (0.20)          --         (0.20)

-------------------------
*   Annualized
**  Not Annualized
(1) The Fund began offering Retail B Shares on March 4, 1996
(2) The Fund began issuing  BKB Shares on June 19, 2000.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average share outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.50, $0.47, $0.49, $0.51 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.43, $0.39, $0.42, $0.44 and $0.29, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.52, $0.49, $0.52, $0.52 and $0.53, respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.19.


                                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                       --------------------------------------------
                                                                           RATIO OF       RATIO OF       RATIO OF
                                                                        NET INVESTMENT    OPERATING      OPERATING
                                                                           INCOME         EXPENSES       EXPENSES
              NET INCREASE        NET ASSET                NET ASSETS,    INCLUDING       INCLUDING      EXCLUDING    PORTFOLIO
            (DECREASE) IN NET      VALUE,       TOTAL    END OF PERIOD  REIMBURSMENT/   REIMBURSMENT/  REIMBURSMENT/  TURNOVER
               ASSET VALUE     END OF PERIOD  RETURN(3)   (IN 000'S)        WAIVER         WAIVER        WAIVER          RATE
            -----------------  -------------  ---------  -------------  --------------  ------------    ------------  ---------
RETAIL A
10/31/00        $     --         $   9.86       5.76%      $  20,394         5.31%          1.06%           1.29%        110%
10/31/99           (0.24)            9.86       2.43%         24,653         4.86%          1.10%           1.30%        151%
10/31/98            0.09            10.10       6.42%         29,067         5.07%          1.11%           1.31%        133%
10/31/97            0.02            10.01       5.64%         27,961         5.29%          1.00%           1.21%        173%
10/31/96           (0.07)            9.99       4.63%         33,388         5.22%          1.11%           1.35%        214%

RETAIL B
10/31/00              --             9.86       5.02%            840         4.61%          1.76%           2.01%        110%
10/31/99           (0.24)            9.86       1.71%            812         4.17%          1.79%           2.08%        151%
10/31/98            0.09            10.10       5.73%          1,087         4.40%          1.78%           1.99%        133%
10/31/97            0.02            10.01       4.99%            905         4.56%          1.75%           2.01%        173%
10/31/96(1)        (0.10)            9.99       2.12%**          260         4.73%*         1.77%*          1.98%*       214%**

TRUST
10/31/00             --              9.86       6.04%         83,876         5.56%          0.81%           1.04%        110%
10/31/99           (0.24)            9.86       2.67%         31,438         5.10%          0.86%           1.06%        151%
10/31/98            0.09            10.10       6.68%         38,071         5.33%          0.85%           1.05%        133%
10/31/97            0.02            10.01       5.77%         49,837         5.43%          0.86%           1.07%        173%
10/31/96           (0.07)            9.99       4.91%         58,227         5.49%          0.84%           1.08%        214%

BKB
10/31/00(2)         0.08             9.86       2.94%**       19,198         5.54%*         0.83%*          1.23%*       110%**

-------------------------
*   Annualized
**  Not Annualized
(1) The Fund began offering Retail B Shares on March 4, 1996
(2) The Fund began issuing  BKB Shares on June 19, 2000.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average share outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.50, $0.47, $0.49, $0.51 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.43, $0.39, $0.42, $0.44 and $0.29, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.52, $0.49, $0.52, $0.52 and $0.53, respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.19.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS
                              --------------------------------------  ------------------------------------

                                                NET
                    NET                    REALIZED AND      TOTAL    DIVIDENDS     DIVIDENDS
                ASSET VALUE,      NET       UNREALIZED       FROM      FROM NET      FROM NET
                  BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT     REALIZED     TOTAL
                  OF PERIOD   INCOME (A)   INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS
                ------------  ----------  --------------  ----------  ----------  -------------  ---------
RETAIL A
10/31/00          $  9.86      $ 0.55(4)    $  0.11        $  0.66     $ (0.57)      $  --        $(0.57)
10/31/99            10.50        0.54         (0.65)         (0.11)      (0.53)         --         (0.53)
10/31/98            10.18        0.57          0.34           0.91       (0.59)         --         (0.59)
10/31/97            10.06        0.59          0.12           0.71       (0.59)         --         (0.59)
10/31/96            10.28        0.57         (0.22)          0.35       (0.57)         --         (0.57)

RETAIL B
10/31/00             9.85        0.48(4)       0.11           0.59       (0.49)         --         (0.49)
10/31/99(1)         10.50        0.47         (0.66)         (0.19)      (0.46)         --         (0.46)

TRUST
10/31/00             9.85        0.58(4)       0.11           0.69       (0.59)         --         (0.59)
10/31/99            10.50        0.56         (0.65)         (0.09)      (0.56)         --         (0.56)
10/31/98            10.18        0.59          0.35           0.94       (0.62)         --         (0.62)
10/31/97            10.06        0.62          0.12           0.74       (0.62)         --         (0.62)
10/31/96            10.28        0.60         (0.22)          0.38       (0.60)         --         (0.60)

BKB
10/31/00(2)          9.84        0.21(4)       0.11           0.32       (0.21)         --         (0.21)

--------------------------------

*   Annualized
**  Not Annualized
(1) The Fund began offering Retail B Shares on November 1, 1998.
(2) The Fund began issuing BKB Shares on June 19, 2000.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.58, $0.52, $0.55, $0.57 and $0.55, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 were $0.35 and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.40, $0.54, $0.57, $0.60 and $0.58, respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.22.


                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                    --------------------------------------------
                                                                       RATIO OF       RATIO OF       RATIO OF
                                                                    NET INVESTMENT   OPERATING      OPERATING
             NET INCREASE                                              INCOME         EXPENSES       EXPENSES
              (DECREASE)     NET ASSET                NET ASSETS,    INCLUDING       INCLUDING       EXCLUDING    PORTFOLIO
                IN NET         VALUE,       TOTAL    END OF PERIOD  REIMBURSMENT/   REIMBURSMENT/  REIMBURSMENT/  TURNOVER
             ASSET VALUE   END OF PERIOD  RETURN(3)   (IN 000'S)       WAIVER          WAIVER         WAIVER         RATE
             ------------  -------------  ---------  -------------  --------------  -------------  -------------  ---------
RETAIL A
10/31/00       $  0.09       $  9.95        7.01%      $ 47,548         5.63%           0.97%          1.18%         99%
10/31/99         (0.64)         9.86       (1.11)%       56,454         5.28%           0.97%          1.17%        184%
10/31/98          0.32         10.50        9.22%        66,865         5.49%           1.01%          1.21%        205%
10/31/97          0.12         10.18        7.33%        65,626         5.90%           1.02%          1.22%        128%
10/31/96         (0.22)        10.06        3.58%        79,741         5.69%           1.04%          1.24%        235%

RETAIL B
10/31/00          0.10          9.95        6.22%         1,765         4.89%           1.71%          2.09%         99%
10/31/99(1)      (0.65)         9.85       (1.78)%        1,084         4.61%           1.64%          2.14%        184%

TRUST
10/31/00          0.10          9.95        7.29%       451,501         5.90%           0.70%          0.90%         99%
10/31/99         (0.65)         9.85       (0.86)%      234,880         5.53%           0.72%          0.92%        184%
10/31/98          0.32         10.50        9.52%       239,763         5.77%           0.73%          0.93%        205%
10/31/97          0.12         10.18        7.63%       209,215         6.19%           0.74%          0.94%        128%
10/31/96         (0.22)        10.06        3.88%       213,750         5.98%           0.75%          0.95%        235%

BKB
10/31/00(2)       0.11          9.95        3.30%**      12,453         5.83%*          0.81%*         1.05%*        99%**

--------------------------------

*   Annualized
**  Not Annualized
(1) The Fund began offering Retail B Shares on November 1, 1998.
(2) The Fund began issuing BKB Shares on June 19, 2000.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.58, $0.52, $0.55, $0.57 and $0.55, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 were $0.35 and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.40, $0.54, $0.57, $0.60 and $0.58, respectively.
    Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.22.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      38-39

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS
                              --------------------------------------  ------------------------------------

                                                NET
                    NET                    REALIZED AND      TOTAL    DIVIDENDS     DIVIDENDS
                ASSET VALUE,      NET       UNREALIZED       FROM      FROM NET      FROM NET
                  BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT     REALIZED     TOTAL
                  OF PERIOD   INCOME (A)   INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS
                ------------  ----------  --------------  ----------  ----------  -------------  ---------
TRUST
10/31/00          $ 10.22       $ 0.61       $ (0.05)      $ 0.56      $ (0.64)      $   --      $ (0.64)
10/31/99            10.90         0.59         (0.68)       (0.09)       (0.59)          --        (0.59)
10/31/98            10.63         0.62          0.30         0.92        (0.65)          --        (0.65)
10/31/97            10.53         0.66          0.11         0.77        (0.66)       (0.01)       (0.67)
10/31/96            10.74         0.64         (0.13)        0.51        (0.64)       (0.08)       (0.72)

-----------------------------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.60,
     $0.57, $0.60, $0.64 and $0.62, respectively.


                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                    --------------------------------------------
                                                                       RATIO OF       RATIO OF       RATIO OF
                                                                    NET INVESTMENT   OPERATING      OPERATING
             NET INCREASE                                              INCOME         EXPENSES       EXPENSES
              (DECREASE)     NET ASSET                NET ASSETS,    INCLUDING       INCLUDING       EXCLUDING    PORTFOLIO
                IN NET         VALUE,       TOTAL    END OF PERIOD  REIMBURSMENT/   REIMBURSMENT/  REIMBURSMENT/  TURNOVER
             ASSET VALUE   END OF PERIOD  RETURN(3)   (IN 000'S)       WAIVER          WAIVER         WAIVER         RATE
             ------------  -------------  ---------  -------------  --------------  -------------  -------------  ---------
TRUST
10/31/00        $ (0.08)     $ 10.14        5.69%      $ 89,600         6.01%           0.83%            1.03%       75%
10/31/99          (0.68)       10.22       (0.82)%       79,382         5.62%           0.85%            1.05%      206%
10/31/98           0.27        10.90        8.96%        83,565         5.80%           0.82%            1.02%      155%
10/31/97           0.10        10.63        7.56%        91,728         6.27%           0.80%            1.00%       37%
10/31/96          (0.21)       10.53        5.00%       107,728         6.13%           0.85%            1.05%       84%

-----------------------------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.60,
     $0.57, $0.60, $0.64 and $0.62, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      40-41

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS
                              --------------------------------------  ------------------------------------

                                                NET
                    NET                    REALIZED AND      TOTAL    DIVIDENDS     DIVIDENDS
                ASSET VALUE,      NET       UNREALIZED       FROM      FROM NET      FROM NET
                  BEGINNING   INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT     REALIZED     TOTAL
                  OF PERIOD   INCOME (A)   INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS
                ------------  ----------  --------------  ----------  ----------  -------------  ---------
RETAIL A
10/31/00         $   10.25     $   0.59      $   0.11      $   0.70    $ (0.60)       $   --     $ (0.60)
10/31/99             11.20         0.57         (0.86)        (0.29)     (0.57)        (0.09)      (0.66)
10/31/98             10.70         0.58          0.50          1.08      (0.58)           --       (0.58)
10/31/97             10.47         0.60          0.23          0.83      (0.60)           --       (0.60)
10/31/96             10.63         0.59         (0.16)         0.43      (0.59)           --       (0.59)

RETAIL B
10/31/00             10.25         0.52          0.11          0.63      (0.53)           --       (0.53)
10/31/99             11.20         0.50         (0.86)        (0.36)     (0.50)        (0.09)      (0.59)
10/31/98             10.70         0.51          0.51          1.02      (0.52)           --       (0.52)
10/31/97             10.47         0.53          0.24          0.77      (0.54)           --       (0.54)
10/31/96(1)          10.72         0.36         (0.25)         0.11      (0.36)           --       (0.36)

TRUST
10/31/00             10.25         0.61          0.11          0.72      (0.62)           --       (0.62)
10/31/99             11.20         0.58         (0.86)        (0.28)     (0.58)        (0.09)      (0.67)
10/31/98             10.70         0.59          0.50          1.09      (0.59)           --       (0.59)
10/31/97             10.47         0.61          0.23          0.84      (0.61)           --       (0.61)
10/31/96             10.63         0.62         (0.16)         0.46      (0.62)           --       (0.62)

A PRIME
10/31/00             10.25         0.57          0.12          0.69      (0.59)           --       (0.59)
10/31/99(2)          11.20         0.60         (0.89)        (0.29)     (0.57)        (0.09)      (0.66)

B PRIME
10/31/00             10.24         0.51          0.12          0.63      (0.52)           --       (0.52)
10/31/99(2)          11.20         0.49         (0.87)        (0.38)     (0.49)        (0.09)      (0.58)

BKB
10/31/00(3)          10.23         0.23          0.12          0.35      (0.23)           --       (0.23)

--------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2)  The Fund began offering Prime A Shares and Prime B Shares on November 1,
     1998.
(3)  The Fund began issuing BKB Shares on June 19, 2000.
(4) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.56, $0.55, $0.56, $0.58 and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.50, $0.47, $0.49, $0.51 and $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.59, $0.56, $0.56, $0.59 and $0.60, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the the years ended October 31, 2000 and 1999 were $0.52 and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the the years ended October 31, 2000 and 1999 were $0.48 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.35.


                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                    --------------------------------------------
                                                                       RATIO OF       RATIO OF       RATIO OF
                                                                    NET INVESTMENT   OPERATING      OPERATING
             NET INCREASE                                              INCOME         EXPENSES       EXPENSES
              (DECREASE)     NET ASSET                NET ASSETS,    INCLUDING       INCLUDING       EXCLUDING    PORTFOLIO
                IN NET         VALUE,       TOTAL    END OF PERIOD  REIMBURSMENT/   REIMBURSMENT/  REIMBURSMENT/  TURNOVER
             ASSET VALUE   END OF PERIOD  RETURN(3)   (IN 000'S)       WAIVER          WAIVER         WAIVER         RATE
             ------------  -------------  ---------  -------------  --------------  -------------  -------------  ---------
RETAIL A
10/31/00       $   0.10      $   10.35      7.04%     $ 33,429         5.76%            1.01%           1.23%        104%
10/31/99          (0.95)         10.25     (2.66)%      42,906         5.32%            0.99%           1.20%        226%
10/31/98           0.50          11.20     10.35%       45,879         5.30%            1.00%           1.20%        253%
10/31/97           0.23          10.70      8.22%       27,950         5.73%            1.01%           1.21%        182%
10/31/96          (0.16)         10.47      4.24%       30,984         5.66%            1.07%           1.28%        163%

RETAIL B
10/31/00           0.10          10.35      6.37%        5,775         5.13%            1.65%           1.91%        104%
10/31/99          (0.95)         10.25     (3.25)%       6,550         4.72%            1.59%           1.88%        226%
10/31/98           0.50          11.20      9.73%        5,420         4.69%            1.61%           1.81%        253%
10/31/97           0.23          10.70      7.59%        1,998         5.07%            1.69%           1.95%        182%
10/31/96(1)       (0.25)         10.47      1.14%**        646         5.34%*           1.60%*          1.81%*       163%

TRUST
10/31/00           0.10          10.35      7.27%      558,789         5.99%            0.78%           0.99%        104%
10/31/99          (0.95)         10.25     (2.52)%     237,772         5.46%            0.84%           1.04%        226%
10/31/98           0.50          11.20     10.50%      217,143         5.43%            0.87%           1.07%        253%
10/31/97           0.23          10.70      8.36%      182,398         5.88%            0.87%           1.09%        182%
10/31/96          (0.16)         10.47      4.46%      149,075         5.88%            0.85%           1.06%        163%

A PRIME
10/31/00           0.10          10.35      7.00%           34         5.74%            1.05%           1.52%        104%
10/31/99(2)       (0.95)         10.25     (2.68)%          16         5.35%            0.96%           1.52%        226%

B PRIME
10/31/00           0.11          10.35      6.41%          262         5.07%            1.71%           2.00%        104%
10/31/99(2)       (0.96)         10.24     (3.46)%         323         4.60%            1.71%           2.07%        226%

BKB
10/31/00(3)        0.12          10.35      3.43%**      7,625         5.97%*           0.80%*          1.09%*       104%**

--------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2)  The Fund began offering Prime A Shares and Prime B Shares on November 1,
     1998.
(3)  The Fund began issuing BKB Shares on June 19, 2000.
(4) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.56, $0.55, $0.56, $0.58 and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.50, $0.47, $0.49, $0.51 and $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.59, $0.56, $0.56, $0.59 and $0.60, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the the years ended October 31, 2000 and 1999 were $0.52 and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the the years ended October 31, 2000 and 1999 were $0.48 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the period ended October 31, 2000 was $0.35.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      42-43

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirty-seven managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

     The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue six series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all six series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares, Retail B Shares and BKB Shares, and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Prime A Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, Prime B Shares will automatically convert to Prime A Shares. BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds will convert to Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into the Trust provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

     PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

     DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the

NOTES TO FINANCIAL STATEMENTS

counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

     The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator")provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Prior to December 1,1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned susidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

     In addition, PFPC Inc. also provides certain fund accounting, custody, administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

     Provident Distributors, Inc. (the "Distributor"), serves as the distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc. a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

     The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

     The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the

NOTES TO FINANCIAL STATEMENTS

average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the customers of institutions. For the year ended October 31, 2000, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                     SERVICES             12B-1 PLAN
FUND                                   PLAN       SERVICES        DISTRIBUTION
----                                 --------     --------        ------------
Short-Term Bond ...................  $ 30,165      $ 1,279          $  5,986
Intermediate Government Income ....    70,180        2,071             9,075
High Quality Bond .................    55,581        8,412            38,817

     The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net asset value of each Fund's outstanding Prime A Shares.

     The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2000, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                              PRIME A      PRIME B    SHARES PLAN
FUND                        SHARES PLAN   SERVICES   DISTRIBUTION
----                        -----------   --------   ------------
High Quality Bond ........   $    40      $   669      $  2,011

     The Trust has adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own BKB Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding BKB Shares beneficially owned by such customers. For the period ended October 31, 2000, the Funds paid fees under the BKB Plan as follows:

                                              BKB
         FUND                                PLAN
         ----                              -------
       Short-Term Bond ..................  $ 7,443
       Intermediate Government Income ...    4,154
       High Quality Bond ................    2,396

     Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 2000, transfer agent charges for each series were as follows:

FUND                       RETAIL A   RETAIL B    TRUST     BKB
----                       --------   --------  --------  -------
Short-Term Bond .........  $25,468     $ 1,808  $  7,743  $ 7,407
Intermediate
  Government Income .....   74,260       5,565    45,699    3,726
Corporate Bond ..........      N/A         N/A    45,895      N/A
High Quality Bond .......   65,315      13,275   307,203    3,391

FUND                           PRIME A     PRIME B
----                           -------     -------
High Quality Bond .......      $    61     $   277

NOTES TO FINANCIAL STATEMENTS

     Certain officers of the Trust are officers of the Investment Advisor or PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIPFund ("VIP") and Galaxy Fund ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP, and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP, and Galaxy II based on their relative net assets.

     Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the year ended October 31, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     The Investment Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 2000, fees waived and/or expenses reimbursed with respect to the Funds were as follows:

                                                    EXPENSES
FUND                             FEES WAIVED       REIMBURSED
----                             -----------       ----------
Short-Term Bond ..............   $   199,014       $    7,632
Intermediate Government
    Income ...................       749,767            7,195
Corporate Bond ...............       173,466               --
High Quality Bond ............       816,039           11,152

5.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-three classes of shares, each consisting of one or more series.

     Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2000 were as follows

                                            PURCHASES
                                --------------------------------
FUND                             GOVERNMENT           OTHER
------                          -------------      -------------
Short-Term Bond ..............  $  53,198,348      $  32,989,402
Intermediate
   Government Income .........    254,547,418        112,039,885
Corporate Bond ...............     39,923,723         33,396,629
High Quality Bond ............    272,331,335        169,903,884

                                             SALES
                                --------------------------------
FUND                             GOVERNMENT           OTHER
------                          -------------      -------------
Short-Term Bond ..............  $  72,293,709      $  54,843,214
Intermediate Government
   Income ....................    288,388,577         95,790,773
Corporate Bond ...............     39,095,789         23,669,497
High Quality Bond ............    298,644,365        116,275,149

NOTES TO FINANCIAL STATEMENTS

     The aggregate gross unrealized appreciation and (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 2000 for each Fund is as follows:

FUND                          APPRECIATION     (DEPRECIATION)
----                         -------------     -------------
Short-Term Bond ...........  $     391,228     $   (845,583)
Intermediate Government
   Income .................      4,175,649       (5,827,171)
Corporate Bond ............        809,079       (2,597,265)
High Quality Bond .........      6,491,269       (8,975,339)

FUND                               NET             COST
----                         -------------     -------------
Short-Term Bond ...........  $   (454,355)     $ 123,934,492
Intermediate Government
   Income .................    (1,651,522)       515,373,805
Corporate Bond ............    (1,788,186)        90,358,748
High Quality Bond .........    (2,484,070)       605,267,848

7.   FEDERAL TAX INFORMATION

     At October 31, 2000, the following Funds had capital loss carryforwards:

FUND                              AMOUNT      EXPIRATION
----                           -----------    ----------
Short-Term Bond ...........    $ 2,112,786       2001
                                 3,125,222       2002
                                 1,516,262       2003
                                    10,917       2004
                                     9,409       2005
                                   114,406       2006
                                 1,642,976       2007
                                   525,174       2008
Intermediate
  Government Income .......      3,310,634       2001
                                17,636,357       2002
                                 5,158,907       2003
                                 2,479,060       2004
                                 1,373,737       2006
                                 6,638,535       2007
                                 3,139,481       2008
Corporate Bond ............        288,371       2002
                                 1,309,536       2003
                                   450,363       2005
                                   662,376       2007
                                   692,739       2008
High Quality Bond .........      4,808,589       2006
                                10,103,698       2007
                                 4,350,002       2008

     The availability of a portion of these capital loss carryforwards, which were acquired on June 19, 2000 in connection with the Boston 1784 Funds reorganization, may be limited in a given year.

8.   LINE OF CREDIT

     Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is computed daily and paid quarterly at an annual rate of 0.10%, and allocated among the Funds based on average daily net assets. For the year ended October 31, 2000, no borrowings have been made by the Funds against the line of credit.

9.   ACQUISITION OF BOSTON 1784 FUNDS

     At a meeting held on January 25, 2000, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of the Boston 1784 Funds by the Trust. Purusant to the Agreement, (i) all of the assets and liabilities of the Boston 1784 Short-Term Income Fund were transferred to the Galaxy Short-Term Bond Fund in exchange for 11,061,444 Trust Shares and 2,139,391 BKBShares of the Galaxy Short-Term Bond Fund, (ii) all of the assets and liabilities of the Boston 1784 Government Medium-Term Income Fund were transferred to the Galaxy Intermediate Government Income Fund in exchange for 23,087,034 TrustShares and 1,590,933 BKBShares of the Galaxy Intermediate Government Income Fund, and (iii) all of the assets and liabilities of the Boston 1784 Income Fund were tranferred to the Galaxy High Quality Bond Fund in exchange for 28,577,262 Trust Shares and 1,055,977 BKBShares of the Galaxy High Quality Bond Fund. In related transactions, the assets and liabilities of the other Boston 1784 Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on June 26, 2000, following the approval of the reorganization by Boston 1784 Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Depreciation associated with the transaction:

NOTES TO FINANCIAL STATEMENTS

                                              BEFORE                 AFTER
                                           ACQUISITION             ACQUISITION
                                 ----------------------------     ------------
                                    GALAXY        BOSTON 1784        GALAXY
                                  SHORT-TERM      SHORT-TERM       SHORT-TERM
                                  BOND FUND       INCOME FUND       BOND FUND
                                 -----------     ------------     ------------
Net Assets ....................  $49,608,273     $129,120,201     $178,728,474
Shares Outstanding ............    5,071,839       13,077,958       18,272,674
Net Asset Value, per share ....  $        --     $       9.87     $         --
Trust Net Asset Value,
 per share ....................  $      9.78     $         --     $       9.78
BKBNet Asset Value, per share .  $        --     $         --     $       9.78
Unrealized Depreciation .......  $  (670,939)    $ (1,085,356)    $ (1,756,295)

                                              BEFORE                 AFTER
                                           ACQUISITION             ACQUISITION
                                 ----------------------------     ------------
                                    GALAXY       BOSTON 1784        GALAXY
                                 INTERMEDIATE     GOVERNMENT      INTERMEDIATE
                                  GOVERNMENT     MEDIUM-TERM       GOVERNMENT
                                   BOND FUND      INCOME FUND       BOND FUND
                                 ------------    ------------     ------------
Net Assets ....................  $287,099,811    $242,811,936     $529,911,747
Shares Outstanding ............    29,180,792      26,322,070       53,858,820
Net Asset Value, per share ....  $        --     $       9.22     $         --
Trust Net Asset Value,
 per share$ ...................          9.84    $         --     $       9.84
BKBNet Asset Value, per share .  $         --    $         --     $       9.84
Unrealized Depreciation .......  $ (3,901,428)   $ (4,005,695)    $ (7,907,123)

                                              BEFORE                 AFTER
                                           ACQUISITION             ACQUISITION
                                 ----------------------------     ------------
                                    GALAXY                           GALAXY
                                 HIGH-QUALITY     BOSTON 1784     HIGH-QUALITY
                                  BOND FUND       INCOME FUND       BOND FUND
                                 -----------     ------------     ------------
Net Assets ....................  $292,504,935    $303,271,793     $595,776,728
Shares Outstanding ............    28,580,598      31,680,604       58,213,837
Net Asset Value, per share ....  $         --    $       9.57     $         --
Trust Net Asset Value,
 per share ....................  $      10.23    $         --     $      10.23
BKBNet Asset Value, per share .  $         --    $         --     $      10.23
Unrealized Depreciation .......  $ (7,099,028)   $ (3,733,913)    $(10,832,941)


10.  TAX INFORMATION (UNAUDITED)

     During the fiscal year ended October 31, 2000, the following Funds earned income from direct obligations of the U.S. Governement:

FUND                                    U.S. GOVERNMENT
                                            INCOME
                                        ---------------
Short-Term Bond ...................         28.06%
Intermediate Government Income ....         52.47%
Corporate Bond ....................         10.29%
High Quality Bond .................         33.00%

     Appropriate tax information detailing u.s. government income percentages on a calender basis will accompany each shareholder's year-end statement. as each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatments.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Corporate Bond Fund and Galaxy High Quality Bond Fund (four of the portfolios constituting The Galaxy Fund) as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the three years ended October 31, 1998 were audited by other auditors whose report dated December 23, 1998, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Corporate Bond Fund and Galaxy High Quality Bond Fund portfolios of The Galaxy Fund at October 31, 2000, the results of their operations for the year then ended, changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ SIGNATURE  ERNST & YOUNG LLP


Boston, Massachusetts
December 15, 2000

SHAREHOLDER INFORMATION

[BEGIN SIDEBAR]
TRUSTEES
AND
EXECUTIVE OFFICERS

Dwight E. Vicks, Jr.
CHAIRMAN AND TRUSTEE

John T. O'Neill
PRESIDENT, TREASURER
AND TRUSTEE

Louis DeThomasis,
F.S.C., Ph.D.
TRUSTEE

Donald B. Miller
TRUSTEE

James M. Seed
TRUSTEE

Bradford S. Wellman
TRUSTEE

William Greilich
VICE PRESIDENT

W. Bruce
McConnel, Esq.
SECRETARY

INVESTMENT ADVISOR

Fleet Investment
Advisors Inc.
100 Federal Street
Boston, MA 02110

DISTRIBUTOR

Provident Distributors, Inc.
3200 Horizon Drive
King of Prussia
Pennsylvania 19406

ADMINISTRATOR

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581-5108

AUDITOR

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

[GRAPHIC OMITTED: RECYCLE LOGO]

                   This report was printed on recycled paper.

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

[GRAPHIC OMITTED: GALAXY LOGO]
GALAXY
FUNDS

4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108

-----------------------
   Bulk Rate
   U. S. Postage Paid
   Permit No. 105
   North Reading, MA
-----------------------

ABND(12/00)